Exhibit 4.1

September 11, 2017

Citibank, N.A.,

388 Greenwich Street,

14th Floor,

New York, New York 10013.

Dear Sirs:

We are addressing this letter to you in your capacity as Fiscal Agent under the Fiscal Agency Agreement dated May 30, 2002, between Québec and yourselves, as may be amended or supplemented from time to time (the “Fiscal Agency Agreement”).

Pursuant to the Fiscal Agency Agreement, you are authorized to authenticate and deliver Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue of Québec (the “Notes”) up to U.S. $7,000,000,000 (or the equivalent thereof in other currencies or currency units) aggregate initial offering price at any one time outstanding (authorized pursuant to its Order in Council No. 1056-2012 dated November 14, 2012) and Order in Council No. 613-2017 (dated June 21, 2017) upon receipt from Québec of a telecopy of settlement information as set forth in the Amended and Restated Public Medium-Term Note Administrative Procedures for Fixed and Floating Rate Notes, dated as of December 11, 2003. The Notes shall be substantially in the form as set forth in Exhibits A (“Fixed Rate Notes”), B (“Floating Rate Notes”), C (“Global Security representing Fixed Rate Notes”) and D (“Global Security representing Floating Rate Notes”) hereto. The Notes shall be duly executed by the proper representatives of Québec and delivered to you from time to time, as provided in the Fiscal Agency Agreement. The Notes shall be delivered outside Québec. The Notes to be authenticated and delivered by you shall be in such denominations and contain such other terms as are specified in said settlement information.

Citibank, N.A.	-2-

Please acknowledge your receipt of this Order by signature below. By such acknowledgement, you undertake to perform such duties and only such duties as are specifically set forth in the Fiscal Agency Agreement and in the aforesaid Administrative Procedures.

Yours truly,

QUÉBEC

By:
Name:
Title:

Acknowledged:

CITIBANK, N.A.

By:
Name:
Title:

EXHIBIT A

REGISTERED	REGISTERED
No. FXR	$

QUÉBEC

MEDIUM-TERM NOTE

SERIES A

(Fixed Rate)

Issue of up to U.S.$7,000,000,000 Medium-Term Notes, Series A (or the equivalent thereof in other currencies), Due Nine Months or More from Date of Issue.

The following summary of terms is subject to the information set forth on the reverse hereof.

PRINCIPAL AMOUNT:

SPECIFIED CURRENCY:

ISSUE DATE:

INTEREST RATE:

INTEREST PAYMENT DATE(S):

RECORD DATE(S):

STATED MATURITY:

EXCHANGE RATE AGENT:

REDEMPTION DATE(S):

MINIMUM DENOMINATION TO BE REDEEMED (IF OTHER THAN U.S.$1,000):

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

OPTIONAL REPAYMENT DATE(S):

MINIMUM DENOMINATION TO BE REPAID (IF OTHER THAN U.S.$1,000):

ORIGINAL ISSUE DISCOUNT (“OID”) NOTE:

TOTAL AMOUNT OF OID:

YIELD TO MATURITY:

INITIAL ACCRUAL PERIOD OID:

OTHER PROVISIONS:

QUÉBEC, for value received, hereby promises to pay to                                          or registered assigns, the Principal Amount specified above (any currency other than U.S. dollars being hereinafter referred to as a “Foreign Currency”) at the Stated Maturity specified above and to pay interest thereon at a rate per annum equal to the Interest Rate specified above until the principal hereof is paid or duly made available for payment, in each case together with such further sum, if any, as may be payable by way of Additional Amounts in accordance with the provisions set forth herein. References herein to principal and interest in respect of this Note shall be deemed also to refer to any Additional Amounts which may be payable concurrently therewith, unless the context otherwise requires. Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date specified above in respect of which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date specified above to, but excluding, the next succeeding Interest Payment Date or, in respect of any part of the Principal Amount due on a Maturity Date (as defined below), such Maturity Date, as the case may be. Except as provided herein, Québec will pay interest on the Interest Payment Date(s) specified above and in respect of any part of the Principal Amount due on a Maturity Date, on such Maturity Date commencing on the first Interest Payment Date next succeeding the Issue Date, unless the Issue Date occurs between a Record Date (as defined below) and the Interest Payment Date to which such Record Date pertains, in which case commencing on the Interest Payment Date following the next succeeding Record Date to the Holder (as defined below) on such next succeeding Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered (the “Holder”) in the register of the names and addresses of Holders of Notes (the “Note Register”) maintained by Québec at the corporate trust office of the Fiscal Agent (as defined on the reverse hereof) at the close of business on the date fifteen calendar days prior to an Interest Payment Date (whether or not a Business Day (as defined on the reverse hereof)) (a “Record Date”); provided, however, that interest payable on a Maturity Date will be payable to the person to whom the part of the Principal Amount due on such Maturity Date shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent, notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange.

Upon presentation of this Note on a Maturity Date at the corporate trust office of the Fiscal Agent maintained for that purpose in The City of New York, or at such other office or agency of Québec maintained by it in The City of New York for the purpose of making such payments, payment of the principal of this Note and premium, if any, and interest and Additional Amounts, if any, due on such Maturity Date will be made to the Holder of this Note on such Maturity Date in immediately available funds or, if such payment is to be made in a Foreign Currency, by wire transfer to a bank account maintained by the Holder hereof, as designated by the Holder of this Note as provided on the reverse hereof. Payments of interest, other than on a Maturity Date, on this Note are to be made by wire transfer to the Holder’s bank account, as designated by the Holder of this Note as provided on the reverse hereof. A Holder of U.S.$10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than on a Maturity Date, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Fiscal Agent not less than ten days prior to the applicable Interest Payment Date. As more fully provided on the reverse hereof, payment of the principal of and premium, if any, and interest and Additional Amounts, if any, on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, unless the Specified Currency indicated above is a Foreign Currency (a “Foreign Currency Note”), in which case payment shall be made in such Foreign Currency.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Note shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

SIGNED ON BEHALF OF QUÉBEC.

Dated:

Authorized Official

FISCAL AGENT’S CERTIFICATE

OF AUTHENTICATION

This is one of the Notes referred to in the

within-mentioned Fiscal Agency Agreement.

CITIBANK, N.A., as Fiscal Agent

Authorized Officer

QUÉBEC

MEDIUM-TERM NOTE

SERIES A

FIXED RATE

General

This Note is one of a duly authorized issue of Medium-Term Notes, Series A (the “Notes”), Due Nine Months or More from Date of Issue, as selected by the purchaser and agreed to by Québec. The Notes are issuable in a single series under a fiscal agency agreement, dated as of May 30, 2002, as may be amended or supplemented from time to time (the “Fiscal Agency Agreement”), among Québec and Citibank, N.A., as fiscal agent (the “Fiscal Agent”, which term shall include, unless the context otherwise requires, its successors and assigns), in an aggregate initial offering price of up to U.S.$7,000,000,000 at any one time outstanding, or the equivalent thereof in other currencies at the Market Exchange Rate (as defined below) on the applicable settlement dates in the case of Notes denominated in a Foreign Currency. The foregoing limit, however, may be increased by Québec if in the future it determines that it may wish to sell additional Notes. The Fiscal Agency Agreement may be amended or supplemented from time to time in accordance with the terms thereof, but any such amendment or supplement will not affect the rights of the Holder hereunder.

As used herein, “Maturity Date”, when used with respect to this Note, means the date on which the Principal Amount of this Note or any part thereof becomes due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Payments

General

Interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. For purposes of disclosure under the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate of interest payable on this Note is the Interest Rate specified on the face hereof multiplied by the number of days in the year and divided by 360.

In the case where an Interest Payment Date or a Maturity Date does not fall on a Business Day, any payment of principal, premium or interest or Additional Amounts otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity Date and no interest shall accrue for the period from and after such Interest Payment Date or Maturity Date to such next succeeding Business Day. As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that (i) with respect to Foreign Currency Notes the payment of which is to be made in a Foreign Currency other than euros, such day is also a day on which banking institutions are not authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country of the Foreign Currency; and (ii) with respect to Foreign Currency Notes the payment of which is to be made in euros, such day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system, or any successor system, is open for business.

“Principal Financial Center”, as used for the purpose of the definition of “Business Day”, shall be the capital city of the country of the applicable Foreign Currency, except that with respect to Canadian dollars, euros and Swiss francs, the Principal Financial Center shall be Montréal, Brussels and Zurich, respectively.

Payment of Additional Amounts

All payments of principal and interest by Québec to any holder who, as to Canada or any province, political subdivision or taxing authority therein is a non-resident, will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or charges of whatever nature imposed or levied by or on behalf of the Government of Canada or any province, territory or political subdivision thereof or any authority or agency therein or thereof having power to tax, unless the withholding or deduction of such taxes, duties, assessments or charges is required by law or by the interpretation or administration thereof. In that event, Québec will, subject to its redemption rights pursuant to the Fiscal Agency Agreement and the Notes, pay to the holder of the Notes such additional amounts (the “Additional Amounts”) as may be necessary in order that the net amounts receivable by the beneficial holder of the Notes after such withholding or deduction shall equal the respective amounts of principal or interest which would have been receivable in respect of the Notes in the absence of such withholding or deduction; except that no such

Additional Amount shall be payable with respect to any Note: (i) to, or to a third party on behalf of, a holder or a beneficial holder who is liable to such taxes, duties, assessments or charges in respect of such Note by reason of that person having some connection with Canada other than the mere holding or use outside Canada, or ownership as a non-resident of Canada, of such Note; or (ii) presented for payment more than 30 days after the Relevant Date (as defined below) except to the extent that the holder thereof would have been entitled to such Additional Amounts on presenting the same for payment on or before such thirtieth day. As used herein, “Relevant Date” means: (A) the date on which such payment first becomes due; or (B) if the full amount of the moneys payable has not been received by the fiscal agent on or prior to such date, the date on which, the full amount of such moneys having been so received, notice to that effect is duly given to the holders of the Notes in accordance with the notice procedures described under “Notices” below.

Original Issue Discount Note

If this Note is designated on the face hereof as an Original Issue Discount Note, then, notwithstanding anything to the contrary contained in this Note, upon the redemption, repayment or acceleration of the Stated Maturity of this Note there shall be payable, in lieu of the Principal Amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Note. The “Amortized Face Amount” shall be the amount equal to (i) the Issue Price (as defined below) of this Note, plus (ii) that portion of the difference between the Issue Price and the Principal Amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the Principal Amount of this Note. As used in the previous sentence “Issue Price” means the Principal Amount of this Note less the Total Amount of OID of this Note specified on the face hereof and the “Stated Yield” of this Note means the Yield to Maturity specified on the face hereof (or if not so specified, the Yield to Maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date of this Note to the Stated Maturity hereof on the basis of its Issue Price and Principal Amount.

Foreign Currency Payments

If this Note is a Foreign Currency Note, the principal and premium, if any, and interest and Additional Amounts, if any, on this Note are payable by Québec in the Foreign Currency shown on the face hereof. Payment of principal and premium, if any, and interest and Additional Amounts, if any, will be made in the Foreign Currency by wire transfer to the Holder’s bank account and the Holder will not have the option to elect payment in U.S. dollars.

If the Foreign Currency is not available for the payment of principal and premium, if any, and interest and Additional Amounts, if any, with respect to this Note due to the imposition of exchange controls or other circumstances beyond the control of Québec, Québec will be entitled to satisfy its obligations to the Holder of this Note by making such payment in U.S. dollars (i) on the basis of the Market Exchange Rate (as defined below) on the date of the payment, or (ii) if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate, or (iii) as the case may be, as otherwise specified in “Other Provisions” on the face hereof.

In order for any Holder of this Note to receive payments of principal and premium, if any, and interest and Additional Amounts, if any, in the Foreign Currency by wire transfer, such Holder shall designate an appropriate bank account by filing the appropriate information with the Fiscal Agent at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least sixteen days prior to the applicable Maturity Date, as the case may be. The Fiscal Agent will, subject to applicable laws and regulations and until it receives notice to the contrary, make such payment and all succeeding payments to such Holder by wire transfer to the designated account. If a payment cannot be made by wire transfer because the required information has not been received by the Fiscal Agent on or before the requisite date, a notice will be mailed to the Holder of this Note at its registered address requesting such information and until such information has been received, no additional interest will accrue.

Québec will pay all administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon such payments will be borne by the Holder of this Note.

The “Market Exchange Rate” with respect to any Foreign Currency shall be the noon dollar buying rate in The City of New York for cable transfers for such Foreign Currency as certified for customs purposes by the Federal Reserve Bank of New York.

Redemption at the Option of Québec

If one or more Redemption Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to redemption upon not less than thirty days’ and not more than sixty days’ prior notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of Québec, at the Redemption Price (as defined below) together with accrued interest to the Redemption Date; but any interest payment due on an Interest Payment Date falling on or prior to the Redemption Date will be payable to the Holder hereof (or one or more predecessor Notes) of record at the close of business on the Record Date pertaining to such Interest Payment Date. If applicable, the “Redemption Price” for any such redemption shall be equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction specified on the face hereof, if applicable) multiplied by the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed.

Notice of redemption having been given as aforesaid, this Note (or the portion of the Principal Amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless Québec shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

In the case of any partial redemption at the election of Québec of Notes, the Notes of a particular tenor to be redeemed shall be selected by the Fiscal Agent not more than sixty days prior to the Redemption Date by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions of the

Principal Amount of Notes. In the event of any redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Notes of this series.

Repayment at the Option of Holder

If one or more Optional Repayment Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to repayment on any such date (or during any such range) or, if such date is not a Business Day, on the first Business Day following such date, as a whole or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of the Holder hereof at the Repayment Price (as defined below) together with accrued interest thereon to the Optional Repayment Date, but any interest payment due on an Interest Payment Date falling on or prior to the Optional Repayment Date will be payable to the Holder hereof of record at the close of business on the Record Date pertaining to such Interest Payment Date. Such election shall be effected by the Holder hereof delivering to Québec at the corporate trust office of the Fiscal Agent in The City of New York not less than thirty nor more than sixty days prior to the date on which this Note is to be repaid, or during such other notice period specified on the face hereof, a notice requesting such repayment in the form prescribed below and specifying the date upon which this Note is to be repaid. Any notice given by a Holder pursuant to this paragraph shall consist of this Note with the form entitled “Option to Elect Repayment” set forth of the end of this Note duly completed. Exercise of the repayment option by the Holder hereof will be irrevocable. Unless otherwise specified on the face hereof, the “Repayment Price” for any such repayment shall be 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be repaid.

Status of the Notes

The Notes shall rank equally among themselves and with the other debt securities of Québec outstanding on the date of this Note or issued hereafter.

Form, Denomination and Registration

The Notes are fully registered, without coupons, in authorized denominations of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof, or, in the case of Notes denominated in a Foreign Currency, the equivalent in the Foreign Currency (rounded to an integral multiple of 1,000 units of such Foreign Currency) or such larger amount of such Foreign Currency as may be specified on the face hereof. The Fiscal Agent has been appointed registrar for the Notes, and Québec will cause the Fiscal Agent to maintain at its corporate trust office in The City of New York a Note Register for the registration and transfer of Notes.

This Note may be transferred at the aforesaid office of the Fiscal Agent by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form approved by Québec and duly executed by the Holder hereof in person or by the Holder’s attorney duly authorized in writing, and thereupon the Fiscal Agent shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes in an equal aggregate Principal Amount and in authorized denominations, subject to the terms and conditions set forth herein.

The Notes are exchangeable at said office for other Notes of like tenor in other authorized denominations and in an equal aggregate Principal Amount. All such exchanges of Notes will be free of charge, but Québec may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Notes for a period of fifteen days preceding any Interest Payment Date.

In the event of any redemption of Notes at the election of Québec, the Fiscal Agent shall not be required to (i) issue, register the transfer of or exchange Notes of like tenor during a period beginning at the opening of business fifteen days before any selection of Notes to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange any Note, or portion thereof, called for redemption, except the unredeemed portion of any Note being redeemed in part. Following the exercise of any repayment option by the Holder hereof, the Fiscal Agent shall not be required to issue, register the transfer of or exchange that portion of this Note with respect to which such option has been exercised.

Events of Default

In the event that (i) Québec shall default in the payment of principal of or premium or interest or Additional Amounts on this Note as and when the same shall be due and payable, and such default shall continue for a period of 45 days, or (ii) default shall be made in the due performance or observance by Québec of any covenant or agreement contained in the Notes, other than the payment of principal, premium or interest or Additional Amounts, or in the Fiscal Agency Agreement, and such default shall continue for a period of 60 days, or (iii) Québec shall default in the payment of any principal of or premium or interest or Additional Amounts on any indebtedness (direct or under a guarantee) for borrowed money, other than the Notes, as and when the same shall be due and payable, and such default shall continue for a period of 45 days, provided that the foregoing shall not be taken into account so long as the aggregate principal amount of all such indebtedness (direct or under a guarantee) for borrowed money with respect to which the foregoing has occurred does not exceed U.S.$50,000,000 (or its equivalent in other currencies), then at any time thereafter and during the continuance of such default the Holder of this Note (or its proxy) may deliver or cause to be delivered to Québec (with a copy to the Fiscal Agent) a written notice that such Holder elects to declare the principal of the Note or Notes held by him (the serial number or numbers and the denomination or denominations of which shall be set forth in such notice) to be due and payable and, in the cases falling within either (i) or (iii) above, on the 15th day after delivery of such notice, or, in the cases falling within (ii) above, on the 30th day after delivery of such notice, the principal of the Note or Notes referred to in such notice plus any premium and accrued interest and Additional Amounts thereon shall become due and payable at the places for payment herein specified, unless prior to that time all such defaults theretofore existing shall have been cured.

Modification

The Fiscal Agency Agreement contains provisions with respect to modifying or amending said Agreement either without notice to, or the consent of, the holder of any Note or with the approval of the holders of Notes.

Future Holders

Any action by the Holder of this Note shall bind all future Holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by Québec or by the Fiscal Agent in pursuance of such action.

Notices

All notices to the Holders of Notes will be published in English in New York, New York in The Wall Street Journal and in Toronto, Ontario in The Globe & Mail and in French in Montréal, Québec in La Presse. If at any time publication in any such newspaper is not practicable, notices will be valid if published in an English language newspaper, or, if in Québec, a French language newspaper, with general circulation in the respective market regions as Québec, with the approval of the Fiscal Agent, shall determine. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made.

Office or Agency of Québec

So long as this Note shall be outstanding, Québec will maintain an office or agency for the payment of the principal of and premium, if any, and interest, and Additional Amounts, if any, on this Note as herein provided in The City of New York, and an office or agency in The City of New York for the registration, transfer and exchange as aforesaid of the Notes. Québec may designate other agencies for the payment of said principal and premium, if any, and interest and Additional Amounts, if any, at such place or places (subject to applicable laws and regulations) as Québec may decide. So long as there shall be a Fiscal Agent, Québec shall keep the Fiscal Agent advised of the names and locations of such agencies, if any are so designated.

No recourse under or upon any covenant contained in this Note or because of the creation of the indebtedness represented hereby shall be had against any official or other representative, past, present or future, as such, of Québec whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Note is solely the obligation of Québec and that no personal liability whatsoever shall attach to or be incurred by any such officials or other representatives, as such, because of the execution of this Note.

Prescription

Under current Québec law, an action to enforce a right to payment under the Notes may be prescribed if it is not brought within three years of the date the payment is due.

Governing Law

The Notes shall be construed in accordance and governed by the laws of Québec and the laws of Canada applicable therein.

Québec irrevocably consents to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making, enforcement or execution against any property of any order or judgment) made or given in connection with any proceedings arising out of or in connection with the Fiscal Agency Agreement and the Notes.

U.S. Dollars

Reference in this Note to “U.S. dollars” is to the currency of the United States of America.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs Québec to repay the within Note (or portion thereof specified below) pursuant to its terms at the Repayment Price, to the undersigned at:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE UNDERSIGNED)

If less than the entire Principal Amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:                                                                                                                      ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):                                                                                                                           .

Dated:

NOTICE: This signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

EXHIBIT B

REGISTERED	REGISTERED
No. FLR	$

QUÉBEC

MEDIUM-TERM NOTE

SERIES A

(Floating Rate)

Issue of up to U.S.$7,000,000,000 Medium-Term Notes, Series A (or the equivalent thereof in other currencies), Due Nine Months or More from Date of Issue.

The following summary of terms is subject to the information set forth on the reverse hereof.

PRINCIPAL AMOUNT:

SPECIFIED CURRENCY:

ISSUE DATE:

INTEREST RATE BASIS:

SPREAD:

SPREAD MULTIPLIER:

INITIAL INTEREST RATE:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST PAYMENT DATE(S):

INTEREST PAYMENT PERIOD:

INTEREST RESET DATE(S):

INTEREST RATE RESET PERIOD:

INTEREST DETERMINATION DATE(S):

CALCULATION DATE(S):

INDEX MATURITY:

CALCULATION AGENT:

RECORD DATE(S):

STATED MATURITY:

REDEMPTION DATE(S):

MINIMUM DENOMINATION TO BE REDEEMED (IF OTHER THAN U.S.$1,000):

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

OPTIONAL REPAYMENT DATE(S):

MINIMUM DENOMINATION TO BE REPAID (IF OTHER THAN U.S.$1,000):

EXCHANGE RATE AGENT:

ORIGINAL ISSUE DISCOUNT (“OID”) NOTE:

TOTAL AMOUNT OF OID:

YIELD TO MATURITY:

INITIAL ACCRUAL PERIOD OID:

OTHER PROVISIONS:

QUÉBEC, for value received, hereby promises to pay to                                      or registered assigns, the Principal Amount specified above (any currency other than U.S. dollars being hereinafter referred to as a “Foreign Currency”) at the Stated Maturity specified above and to pay interest thereon at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Issue Date specified above and thereafter at a rate determined in accordance with the provisions on the reverse hereof under the heading “Determination of CMT Rate”, “Determination of Commercial Paper Rate”, “Determination of Federal Funds Rate”, “Determination of LIBOR”, “Determination of EURIBOR”, “Determination of Prime Rate” or “Determination of Treasury Rate”, depending upon whether the Interest Rate Basis specified above is CMT Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR, EURIBOR, Prime Rate or Treasury Rate, until the principal hereof is paid or duly made available for payment, in each case together with such further sum, if any, as may be payable by way of Additional Amounts in accordance with the provisions set forth herein. References herein to principal and interest in respect of this Note shall be deemed also to refer to any Additional Amounts which may be payable concurrently therewith, unless the context otherwise requires. Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date specified above in respect of which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date specified above to, but excluding, the next succeeding Interest Payment Date or, in respect of any part of the Principal Amount due on a Maturity Date (as defined below), such Maturity Date, as the case may be, except that the interest payment on a Maturity Date will include interest accrued to but excluding such date. Except as provided herein, Québec will pay interest monthly, quarterly, semi-annually or annually as specified above under “Interest Payment Period”, commencing with the first Interest Payment Date specified above next succeeding the Issue Date, unless the Issue Date occurs between a Record Date and the Interest Payment Date to which such Record Date pertains, in which case commencing on the Interest Payment Date following the next succeeding Record Date and in respect of any part of the Principal Amount due on a Maturity Date, on such Maturity Date. The interest so payable, and punctually paid or duly provided for, on any Interest

Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered (the “Holder”) in the register of the names and addresses of Holders of Notes (the “Note Register”) maintained by Québec at the corporate trust office of the Fiscal Agent (as defined on the reverse hereof) at the close of business on the date fifteen calendar days prior to an Interest Payment Date (whether or not a Business Day (as defined on the reverse hereof)) (a “Record Date”); provided, however, that interest payable on a Maturity Date will be payable to the person to whom the part of the Principal Amount due on such Maturity Date shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent, notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange.

Upon presentation of this Note on a Maturity Date at the corporate trust office of the Fiscal Agent maintained for that purpose in The City of New York, or at such other office or agency of Québec maintained by it in The City of New York for the purpose of making such payments, payment of the principal of this Note and premium, if any, and interest and Additional Amounts, if any, due on such Maturity Date will be made to the Holder of this Note on such Maturity Date in immediately available funds or, if such payment is to be made in a Foreign Currency, by wire transfer to a bank account maintained by the Holder hereof, as designated by the Holder of this Note as provided on the reverse hereof. Payments of interest, other than on a Maturity Date, on this Note are to be made by wire transfer to the Holder’s bank account, as designated by the Holder of this Note as provided on the reverse hereof. A Holder of U.S.$10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than on a Maturity Date, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Fiscal Agent not less than ten days prior to the applicable Interest Payment Date. As more fully provided on the reverse hereof, payment of the principal of and premium, if any, and interest and Additional Amounts, if any, on this Note will be made in such coin or currency of the United States of

America as at the time of payment is legal tender for payment of public or private debts, unless the Specified Currency indicated above is a Foreign Currency (a “Foreign Currency Note”), in which case payment shall be made in such Foreign Currency.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Note shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

SIGNED ON BEHALF OF QUÉBEC.

Dated:

Authorized Official

FISCAL AGENT’S CERTIFICATE

OF AUTHENTICATION

This is one of the Notes referred to in the

within-mentioned Fiscal Agency Agreement.

CITIBANK, N.A., as Fiscal Agent

Authorized Officer

QUÉBEC

MEDIUM-TERM NOTE

SERIES A

FLOATING RATE

General

This Note is one of a duly authorized issue of Medium-Term Notes, Series A (the “Notes”), Due Nine Months or More from Date of Issue, as selected by the purchaser and agreed to by Québec. The Notes are issuable in a single series under a fiscal agency agreement, dated as of May 30, 2002, as may be amended or supplemented from time to time (the “Fiscal Agency Agreement”), among Québec and Citibank, N.A., as fiscal agent (the “Fiscal Agent”, which term shall include, unless the context otherwise requires, its successors and assigns), in an aggregate initial offering price of up to U.S.$7,000,000,000 at any one time outstanding, or the equivalent thereof in other currencies at the Market Exchange Rate (as defined below) on the applicable settlement dates in the case of Notes denominated in a Foreign Currency. The foregoing limit, however, may be increased by Québec if in the future it determines that it may wish to sell additional Notes. The Fiscal Agency Agreement may be amended or supplemented from time to time in accordance with the terms thereof, but any such amendment or supplement will not affect the rights of the Holder hereunder.

Pursuant to the Calculation Agency Agreement, dated December 11, 2003, between Québec and the Fiscal Agent, and the Fiscal Agency Agreement, the Fiscal Agent has been appointed as the calculation agent to determine the interest rate on the Floating Rate Notes (the “Calculation Agent”, which term shall include, unless the context otherwise requires, its successors and assigns).

As used herein, “Maturity Date”, when used with respect to this Note, means the date on which the Principal Amount of this Note or any part thereof becomes due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Interest

General

Commencing with the first Interest Reset Date specified on the face hereof following the Issue Date, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-

annually or annually as specified on the face hereof under “Interest Rate Reset Period”; provided, however, that the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate. If any Interest Reset Date would otherwise be a day that is not a Business Day (as defined below), such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that in the case the Interest Rate Basis is LIBOR or EURIBOR, as specified on the face hereof, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Note shall be calculated by reference to the applicable Interest Rate Basis and the Spread or a Spread Multiplier, if any. The calculation agent will determine the interest rate for each subsequent Interest Reset Date on the basis of the applicable Interest Rate Basis as follows:

“H.15(519)” means the weekly statistical release designated as such, published by the Board of Governors of the Federal Reserve System and available on their website at http://www.federalreserve.gov/releases/h15/current, or any successor site or publication.

“H.15 Daily Update” means the daily update of H.15(519), available through the worldwide web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.

Determination of CMT Rate. The CMT Rate for each Interest Reset Date will be determined as of the second Business Day prior to the Interest Reset Date (a “CMT Rate Interest Determination Date”), and will equal:

(A)  If “Reuters Page FRBCMT” (as defined below) is specified on the face hereof:

(a)        a rate equal to the yield for United States Treasury securities at constant maturity having the Designated CMT Maturity Index (as defined below) specified on the face hereof, as published in H.15(519) under the caption “Treasury constant maturities”, as the yield is displayed on Reuters (or any successor service) on page FRBCMT under the caption “Treasury constant maturities” (or any other page as may replace the specified page on that service) (“Reuters Page FRBCMT”), on the particular CMT Rate Interest Determination Date, or

(b)        if the rate referred to in clause (a) does not so appear on the Reuters Page FRBCMT, the rate equal to the yield for United States Treasury securities at constant maturity having the particular Designated CMT Maturity Index and for the particular CMT Rate Interest Determination Date as published in H.15(519) under the caption “Treasury constant maturities”, or

(c)        if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular CMT Rate Interest Determination Date for the period of the particular Designated CMT Maturity Index as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or

(d)        if the rate referred to in clause (c) is not so published, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a “Reference Dealer”), selected by the Calculation Agent from five Reference Dealers, selected by the Calculation Agent, and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity approximately equal to the particular Designated CMT Maturity Index, a remaining term to maturity no more than one year shorter than that Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

(e)        if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

(f)        if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers from five Reference Dealers, selected by the Calculation Agent, and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Designated CMT Maturity Index, a remaining term to maturity closest to that Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

(g)        if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or

(h)        if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular CMT Rate Interest Determination Date, or

(i)        if two such United States Treasury securities with an original maturity greater than the Designated CMT Maturity Index have remaining terms to maturity equally close to such Designated CMT Maturity Index, the quotes for the Treasury security with the shorter original term to maturity will be used.

(B)  If the “Reuters Page FEDCMT” (as defined below) is specified on the face hereof:

(a)        the rate equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at constant maturity having the Designated CMT Maturity Index, as published in H.15(519) opposite the caption “Treasury constant maturities”, as the yield is displayed on Reuters on page FEDCMT under the caption “Treasury constant Maturities” (or any other page as may replace the specified page on that service) (“Reuters Page FEDCMT”), for the one-week or one-month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls, or

(b)        if the rate referred to in clause (a) does not so appear on the Reuters Page FEDCMT, the rate equal to the one-week or one-month, as applicable, average yield for United States Treasury securities at constant maturity having the particular Designated CMT Maturity Index for the week or month, as applicable, preceding such CMT Rate Interest Determination Date as published in H.15(519) opposite the caption “Treasury constant maturities,” or

(c)        if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as applicable, average yield for United States Treasury securities at constant maturity having the particular Designated CMT Maturity Index as otherwise announced by the Federal Reserve Bank of New York for the one-week or one-month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls, or

(d)        if the rate referred to in clause (c) is not so published, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers from five Reference Dealers, selected by the Calculation Agent, and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity approximately equal to the particular Designated CMT Maturity Index, a remaining term to maturity no more than one year shorter than that Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in such securities in that market at that time, or

(e)        if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or

(f)        if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers from five Reference Dealers, selected by the Calculation Agent, and eliminating the highest quotation or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Designated CMT Maturity Index, a remaining term to maturity closest to that Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at the time, or

(g)        if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated, or

(h)        if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that CMT Rate Interest Determination Date, or

(i)        if two such United States Treasury securities with an original maturity greater than the Designated CMT Maturity Index have remaining terms to maturity equally close to such Designated CMT Maturity Index, the quotes for the United States Treasury security with the shorter original term to maturity will be used.

“Designated CMT Maturity Index” means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no maturity date is specified on the face hereof, the Designated CMT Maturity Index will be 2 years.

Determination of Commercial Paper Rate. The Commercial Paper Rate for each Interest Reset Date will be determined as of the Business Day prior to the Interest Reset Date (a “Commercial Paper Rate Interest Determination Date”), and will be the Money Market Yield (as defined below) on that date of the rate for commercial paper having the Index Maturity specified on the face hereof, as published in H.15(519) under the caption “Commercial Paper—Nonfinancial” or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield on such Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof, as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Commercial Paper—Nonfinancial”. If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of U.S. dollar commercial paper in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent, after consultation with Québec, for commercial paper having the Index Maturity specified on the face hereof, placed for industrial issuers whose bond rating is “Aa”, or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

“Money Market Yield” will be a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield =	D × 360 × 100
360 – (D × M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and “M” refers to the actual number of days in the Interest Payment Period for which interest is being calculated.

Determination of EURIBOR. EURIBOR for each Interest Reset Date will be determined as of the second TARGET Settlement Day (as defined below) prior to the Interest Reset Date (a “EURIBOR Interest Determination Date”).

EURIBOR on each EURIBOR Interest Determination Date will be the rate for deposits in euro as sponsored, calculated and published jointly by the European Banking Federation and ACI—The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity as specified on the face hereof, commencing on the applicable Interest Reset Date, that appears on Reuters on page EURIBOR#01 (or any other page as may replace such page on such service) (“Reuters Page EURIBOR#01”) as of 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date; or if no such rate so appears, EURIBOR on such EURIBOR Interest Determination Date will be determined in accordance with the provisions described in the paragraphs below.

With respect to a EURIBOR Interest Determination Date on which no rate appears on the Reuters Page EURIBOR#01 as specified in the paragraph above, the Calculation Agent will request the principal Euro-zone office of each of four major reference banks (which may include the Agents or their affiliates) in the Euro-zone interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in euro for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date and in a principal amount not less than the equivalent of U.S.$1,000,000 in euros that is representative for a single transaction in euro in such market at such time. If at least two such quotations are so provided, then EURIBOR on such EURIBOR Interest Determination Date will be the arithmetic mean of such quotations.

If fewer than two such quotations are so provided, then EURIBOR on such EURIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date by four major banks (which may include the Agents or their affiliates) in the Euro-zone selected by the Calculation Agent for loans in euro to leading European banks, having the Index Maturity specified on the face hereof, commencing on that Interest Reset Date and in a principal amount not less than the equivalent of U.S.$1,000,000 in euros that is representative for a single transaction in euro in such market at such time.

If the banks so selected by the Calculation Agent are not quoting as mentioned in the foregoing paragraph, EURIBOR determined as of such EURIBOR Interest Determination Date will be EURIBOR in effect on such EURIBOR Interest Determination Date.

“Euro-zone” means the region comprised of member states of the European Union that have adopted the single currency in accordance with the Treaty on European Union signed at Maastricht on February 7, 1992.

“TARGET Settlement Day” means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system, or any successor system, is open for business.

Determination of Federal Funds Rate. The Federal Funds Rate for each Interest Reset Date will be determined as of the Business Day prior to the Interest Reset Date (a “Federal Funds Rate Interest Determination Date”) and will be the rate with respect to such date for U.S. dollar federal funds as published in H.15(519) opposite the heading “Federal funds (effective)” and that appears on Reuters (or any successor service) on Reuters Page FEDFUNDS1 (or any other page as may replace such page on such service) under the heading “EFFECT” or, if such rate does not appear on Reuters Page FEDFUNDS1 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate with respect to such Federal Funds Rate Interest Determination Date for U.S. dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, opposite the caption “Federal funds (effective)”. If such rate does not appear on Reuters Page FEDFUNDS1 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate with respect to such Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds arranged by three leading brokers of U.S. dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent, after consultation with Québec prior to 9:00 A.M., New York City time, on the Business Day following such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

Determination of LIBOR. LIBOR will be the London interbank offered rate for deposits in the index currency specified on the face hereof. LIBOR for each Interest Reset Date will be determined as of the second London Business Day prior to the Interest Reset Date (a “LIBOR Interest Determination Date”) and will be determined in accordance with the following provisions:

(A)  LIBOR will be the rate for deposits in the Designated LIBOR Currency for a period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, or if no such rate so appears, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (B) below.

(B)  With respect to a LIBOR Interest Determination Date on which no rate appears on the Designated LIBOR Page as specified in clause (A) above, the Calculation Agent will request the principal London offices of each of four major reference banks (which may include the Agents or their affiliates) in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at that time. If at least two quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are so provided, then LIBOR on that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks (which may include the Agents or their affiliates) in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof, commencing on that Interest Reset Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at that time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of that LIBOR Interest Determination Date will be LIBOR in effect on that LIBOR Interest Determination Date.

“Designated LIBOR Currency” means the currency specified on the face hereof, as to which LIBOR will be calculated or, if no such currency is specified on the face hereof, U.S. dollars.

“Designated LIBOR Page” means the display on Reuters on page LIBOR01 or LIBOR02, as specified on the face hereof (or any other page as may replace such pages on such service), for the purpose of displaying the London interbank rates of major banks (which may include the Agents or their affiliates) for the Designated LIBOR Currency.

“Principal Financial Center” as used herein shall be the capital city of the country of the Index Currency specified on the face hereof, except that with respect to Canadian dollars, euros, Swiss francs and United States dollars, the Principal Financial Center shall be Montréal, Brussels, Zurich and The City of New York, respectively.

Determination of Prime Rate. The Prime Rate for each Interest Reset Date will be determined on the Business Day prior to the Interest Reset Date (a “Prime Rate Interest Determination Date”) and, unless otherwise specified on the face hereof, will be the rate on such date as such rate is published in H.15(519) opposite the caption “Bank prime loan” or, if not published prior to 3:00 P.M., New York City time, on the related Calculation Date, the rate on that Prime Rate Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, opposite the caption “Bank prime loan”. If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean, as determined by the Calculation Agent, of the rates of interest publicly announced by each bank that appears on Reuters on page USPRIME1 (or any other page as may replace such page on such service for the purpose of displaying prime rates or base lending rates of major United States banks) (“Reuters Page USPRIME1”) as that bank’s prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Interest Determination Date. If fewer than four such rates so appear on Reuters Page USPRIME1 for that Prime Rate Interest

Determination Date by 3:00 P.M., New York City time on the related Calculation Date, then the Prime Rate shall be the arithmetic mean calculated by the Calculation Agent of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks (which may include the Agents or their affiliates) in The City of New York selected by the Calculation Agent, after consultation with Québec; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

Determination of Treasury Rate. The Treasury Rate for each Interest Reset Date will be the rate from the auction held on the Treasury Rate Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof, under the caption “INVEST RATE” on the display on Reuters (or any successor service) on page USAUCTION10 (or any other page as may replace such page on such service) (“Reuters Page USAUCTION10”) or page USAUCTION11 (or any other page as may replace such page on such service) (“Reuters Page USAUCTION11”) or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the auction rate of those Treasury Bills as announced by the U.S. Department of the Treasury. In the event that the auction rate of Treasury Bills having the Index Maturity specified on the face hereof, is not so announced by the U.S. Department of the Treasury, or if no such Auction is held, then the Treasury Rate will be the Bond Equivalent Yield of the rate on that Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof, as published in H.15(519) under the caption “U.S. Government securities/Treasury bills (secondary market)” or, if not yet published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on that Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. Government securities/Treasury bills (secondary market)”. If that rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate will be calculated by the Calculation Agent and will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Treasury Rate Interest Determination Date, of three leading primary U.S. government securities dealers (which may include the Agents or their affiliates) selected by the Calculation Agent after consultation with Québec, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of that Treasury Rate Interest Determination Date will be the Treasury Rate in effect on that Treasury Rate Interest Determination Date.

“Bond Equivalent Yield” will be a yield (expressed as a percentage) calculated according to the following formula:

Bond Equivalent Yield =	D × N × 100
360 – (D × M)

where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the Interest Payment Period for which interest is being calculated.

Maximum/Minimum Interest Rate

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Interest Calculations

The Calculation Date, if applicable, pertaining to any Interest Determination Date is the earlier of (i) the tenth calendar day after such Interest Determination Date or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date.

Accrued interest hereon shall be an amount calculated by multiplying the Principal Amount as specified on the face hereof by an accrued interest factor, expressed as a decimal. Such accrued interest factor is computed by adding the interest factor calculated for each day from the Issue Date, or from the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 if the Interest Rate Basis is Commercial Paper Rate, Federal Funds Rate, LIBOR, EURIBOR or Prime Rate, as specified on the face hereof, or by the actual number of days in the year if the Interest Rate Basis is CMT Rate or Treasury Rate, as specified on the face hereof. For purposes of disclosure under the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate of interest payable on this Note, except if the Interest Rate Basis of this Note is the CMT Rate or Treasury Rate, is the interest rate payable from time to time multiplied by the number of days in the year and divided by 360.

Rounding

All percentages resulting from any calculation on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or 0.09876545) being rounded to 9.87655% (or 0.0987655)), and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent or, if this Note is denominated in a Foreign Currency, the nearest unit (with one half cent or unit being rounded upwards).

Payments

General

In the case where an Interest Payment Date or a Maturity Date does not fall on a Business Day, any payment of principal, premium or interest or Additional Amounts otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment

Date or Maturity Date and no interest shall accrue for the period from and after such Interest Payment Date or Maturity Date to such next succeeding Business Day, except that, in the case of payments of interest other than on the Maturity Date, if the Interest Rate Basis of this Note is LIBOR or EURIBOR, as specified above and such next Business Day falls in the next calendar month, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Interest Payment Date. As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that (i) with respect to Notes as to which LIBOR is the applicable Interest Rate Basis, such day is also a “London Business Day”; (ii) with respect to Foreign Currency Notes the payment of which is to be made in a Foreign Currency other than euros, such day is also a day on which banking institutions are not authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country of the Foreign Currency; and (iii) with respect to Foreign Currency Notes the payment of which is to be made in euros, such day is also a TARGET Settlement Day.

“London Business Day” means a day on which commercial banks are open for business (including dealings in the Foreign Currencies) in London, England.

“Principal Financial Center”, as used for the purpose of the definition of “Business Day”, shall be the capital city of the country of the applicable Foreign Currency, except that with respect to Canadian dollars, euros and Swiss francs, the Principal Financial Center shall be Montréal, Brussels and Zurich, respectively.

Payment of Additional Amounts

All payments of principal and interest by Québec to any holder who, as to Canada or any province, political subdivision or taxing authority therein is a non-resident, will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or charges of whatever nature imposed or levied by or on behalf of the Government of Canada or any province, territory or political subdivision thereof or any authority or agency therein or thereof having power to tax, unless the withholding or deduction of such taxes, duties, assessments or charges is required by law or by the interpretation or administration thereof. In that event, Québec will, subject to its redemption rights pursuant to the Fiscal Agency Agreement and the Notes, pay to the holder of the Notes such additional amounts (the “Additional Amounts”) as may be necessary in order that the net amounts receivable by the beneficial holder of the Notes after such withholding or deduction shall equal the respective amounts of principal or interest which would have been receivable in respect of the Notes in the absence of such withholding or deduction; except that no such Additional Amount shall be payable with respect to any Note: (i) to, or to a third party on behalf of, a holder or a beneficial holder who is liable to such taxes, duties, assessments or charges in respect of such Note by reason of that person having some connection with Canada other than the mere holding or use outside Canada, or ownership as a non-resident of Canada, of such Note; or (ii) presented for payment more than 30 days after the Relevant Date (as defined below) except to the extent that the holder thereof would have been entitled to such Additional Amounts on presenting the same for payment on or before such thirtieth day. As used herein, “Relevant Date” means: (A) the date on which such payment first becomes due; or (B) if the full amount of the moneys payable has not been received by the fiscal agent on or prior to such date, the date on which, the full amount of such moneys having been so received, notice to that effect is duly given to the holders of the Notes in accordance with the notice procedures described under “Notices” below.

Original Issue Discount Note

If this Note is designated on the face hereof as an Original Issue Discount Note, then, notwithstanding anything to the contrary contained in this Note, upon the redemption, repayment or acceleration of the Stated Maturity of this Note there shall be payable, in lieu of the Principal Amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Note. The “Amortized Face Amount” shall be the amount equal to (i) the Issue Price (as defined below) of this Note, plus (ii) that portion of the difference between the Issue Price and the Principal Amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the Principal Amount of this Note. As used in the previous sentence “Issue Price” means the Principal Amount of this Note less the Total Amount of OID of this Note specified on the face hereof and the “Stated Yield” of this Note means the Yield to Maturity specified on the face hereof (or if not so specified, the Yield to Maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date of this Note to the Stated Maturity hereof on the basis of its Issue Price and Principal Amount.

Foreign Currency Payments

If this Note is a Foreign Currency Note, the principal and premium, if any, and interest and Additional Amounts, if any, on this Note are payable by Québec in the Foreign Currency shown on the face hereof. Payment of principal and premium, if any, and interest and Additional Amounts, if any, will be made in the Foreign Currency by wire transfer to the Holder’s bank account and the Holder will not have the option to elect payment in U.S. dollars.

If the Foreign Currency is not available for the payment of principal and premium, if any, and interest and Additional Amounts with respect to this Note due to the imposition of exchange controls or other circumstances beyond the control of Québec, Québec will be entitled to satisfy its obligations to the Holder of this Note by making such payment in U.S. dollars (i) on the basis of the Market Exchange Rate (as defined below) on the date of the payment, or (ii) if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate, or (iii) as the case may be, as otherwise specified in “Other Provisions” on the face hereof.

In order for any Holder of this Note to receive payments of principal and premium, if any, and interest and Additional Amounts, if any, in the Foreign Currency by wire transfer, such Holder shall designate an appropriate bank account by filing the appropriate information with the Fiscal Agent at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least sixteen days prior to the applicable Maturity Date, as the case may be. The Fiscal Agent will, subject to applicable laws and regulations and until it receives notice to the contrary, make such payment and all succeeding payments to such Holder by wire transfer to the designated account. If a payment cannot be made by wire transfer because the required information has not been received by the Fiscal Agent on or before the requisite date, a notice will be mailed to the Holder of this Note at its registered address requesting such information and until such information has been received, no additional interest will accrue.

Québec will pay all administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon such payments will be borne by the Holder of this Note.

The “Market Exchange Rate” with respect to any Foreign Currency shall be the noon dollar buying rate in The City of New York for cable transfers for such Foreign Currency as certified for customs purposes by the Federal Reserve Bank of New York.

Redemption at the Option of Québec

If one or more Redemption Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to redemption upon not less than thirty days’ and not more than sixty days’ prior notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of Québec, at the Redemption Price (as defined below) together with accrued interest to the Redemption Date; but any interest payment due on an Interest Payment Date falling on or prior to the Redemption Date will be payable to the Holder hereof (or one or more predecessor Notes) of record at the close of business on the Record Date pertaining to such Interest Payment Date. If applicable, the “Redemption Price” for any such redemption shall be equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction specified on the face hereof, if applicable) multiplied by the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed.

Notice of redemption having been given as aforesaid, this Note (or the portion of the Principal Amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless Québec shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

In the case of any partial redemption at the election of Québec of Notes, the Notes of a particular tenor to be redeemed shall be selected by the Fiscal Agent not more than sixty days prior to the Redemption Date by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions of the Principal Amount of Notes. In the event of any redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Notes of this series.

Repayment at the Option of Holder

If one or more Optional Repayment Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to repayment on any such date (or during any such range) or, if such date is not a Business Day, on the first Business Day following such date, as a whole or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of the Holder hereof at the Repayment Price (as defined below) together with accrued interest thereon to the Optional Repayment Date, but any interest payment due on an Interest Payment Date falling on or prior to the Optional Repayment Date will be payable to the Holder hereof of record at the close of business on the Record Date pertaining to such Interest Payment Date. Such election shall be effected by the Holder hereof delivering to Québec at the corporate trust office of the Fiscal Agent in The City of New York not less than thirty nor more than sixty days prior to the date on which this Note is to be repaid, or during such other notice period specified on the face hereof, a notice requesting such repayment in the form prescribed below and specifying the date upon which this Note is to be repaid. Any notice given by a Holder pursuant to this paragraph shall consist of this Note with the form entitled “Option to Elect Repayment” set forth of the end of this Note duly completed. Exercise of the repayment option by the Holder hereof will be irrevocable. Unless otherwise specified on the face hereof, the “Repayment Price” for any such repayment shall be 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be repaid.

Status of the Notes

The Notes shall rank equally among themselves and with the other debt securities of Québec outstanding on the date of this Note or issued hereafter.

Form, Denomination and Registration

The Notes are fully registered, without coupons, in authorized denominations of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof, or, in the case of Notes denominated in a Foreign Currency, the equivalent in the Foreign Currency (rounded to an integral multiple of 1,000 units of such Foreign Currency) or such larger amount of such Foreign Currency as may be specified on the face hereof. . The Fiscal Agent has been appointed registrar for the Notes, and Québec will cause the Fiscal Agent to maintain at its corporate trust office in The City of New York a Note Register for the registration and transfer of Notes.

This Note may be transferred at the aforesaid office of the Fiscal Agent by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form approved by Québec and duly executed by the Holder hereof in person or by the Holder’s attorney duly authorized in writing, and thereupon the Fiscal Agent shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes in an equal aggregate Principal Amount and in authorized denominations, subject to the terms and conditions set forth herein.

The Notes are exchangeable at said office for other Notes of like tenor in other authorized denominations and in an equal aggregate Principal Amount. All such exchanges of Notes will be free of charge, but Québec may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Notes for a period of fifteen days preceding any Interest Payment Date.

In the event of any redemption of Notes at the election of Québec, the Fiscal Agent shall not be required to (i) issue, register the transfer of or exchange Notes of like tenor during a period beginning at the opening of business fifteen days before any selection of Notes to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange any Note, or portion thereof, called for redemption, except the unredeemed portion of any Note being redeemed in part. Following the exercise of any repayment option by the Holder hereof, the Fiscal Agent shall not be required to issue, register the transfer of or exchange that portion of this Note with respect to which such option has been exercised.

Events of Default

In the event that (i) Québec shall default in the payment of principal of or premium or interest or Additional Amounts on this Note as and when the same shall be due and payable, and such default shall continue for a period of 45 days, or (ii) default shall be made in the due performance or observance by Québec of any covenant or agreement contained in the Notes, other than the payment of principal, premium or interest or Additional Amounts, or in the Fiscal Agency Agreement, and such default shall continue for a period of 60 days, or (iii) Québec shall default in the payment of any principal of or premium or interest or Additional Amounts on any indebtedness (direct or under a guarantee) for borrowed money, other than the Notes, as and when the same shall be due and payable, and such default shall continue for a period of 45 days, provided that the foregoing shall not be taken into account so long as the aggregate principal amount of all such indebtedness (direct or under a guarantee) for borrowed money with respect to which the foregoing has occurred does not exceed U.S.$50,000,000 (or its equivalent in other currencies), then at any time thereafter and during the continuance of such default the Holder of this Note (or its proxy) may deliver or cause to be delivered to Québec (with a copy to the Fiscal Agent) a written notice that such Holder elects to declare the principal of the Note or Notes held by him (the serial number or numbers and the denomination or denominations of which shall be set forth in such notice) to be due and payable and, in the cases falling within either (i) or (iii) above, on the 15th day after delivery of such notice, or, in the cases falling within (ii) above, on the 30th day after delivery of such notice, the principal of the Note or Notes referred to in such notice plus any premium and accrued interest and Additional Amounts thereon shall become due and payable at the places for payment herein specified, unless prior to that time all such defaults theretofore existing shall have been cured.

Modification

The Fiscal Agency Agreement contains provisions with respect to modifying or amending said Agreement either without notice to, or the consent of, the holder of any Note or with the approval of the holders of Notes.

Future Holders

Any action by the Holder of this Note shall bind all future Holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by Québec or by the Fiscal Agent in pursuance of such action.

Notices

All notices to the holders of Notes will be published in English in New York, New York in The Wall Street Journal and in Toronto, Ontario in The Globe & Mail and in French in Montréal, Québec in La Presse. If at any time publication in any such newspaper is not practicable, notices will be valid if published in an English language newspaper, or, if in Québec, a French language newspaper, with general circulation in the respective market regions as Québec, with the approval of the Fiscal Agent, shall determine. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made.

Office or Agency of Québec

So long as this Note shall be outstanding, Québec will maintain an office or agency for the payment of the principal of and premium, if any, and interest and Additional Amounts, if any, on this Note as herein provided in The City of New York, and an office or agency in The City of New York for the registration, transfer and exchange as aforesaid of the Notes. Québec may designate other agencies for the payment of said principal and premium, if any, and interest and Additional Amounts, if any, at such place or places (subject to applicable laws and regulations) as Québec may decide. So long as there shall be a Fiscal Agent, Québec shall keep the Fiscal Agent advised of the names and locations of such agencies, if any are so designated.

No recourse under or upon any covenant contained in this Note or because of the creation of the indebtedness represented hereby shall be had against any official or other representative, past, present or future, as such, of Québec whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Note is solely the obligation of Québec and that no personal liability whatsoever shall attach to or be incurred by any such officials or other representatives, as such, because of the execution of this Note.

Prescription

Under current Québec law, an action to enforce a right to payment under the Notes may be prescribed if it is not brought within three years of the date the payment is due.

Governing Law

The Notes shall be construed in accordance and governed by the laws of Québec and the laws of Canada applicable therein.

Québec irrevocably consents to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making, enforcement or execution against any property of any order or judgment) made or given in connection with any proceedings arising out of or in connection with the Fiscal Agency Agreement and the Notes.

U.S. Dollars

Reference in this Note to “U.S. dollars” is to the currency of the United States of America.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs Québec to repay the within Note (or portion thereof specified below) pursuant to its terms at the Repayment Price, to the undersigned at:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE UNDERSIGNED)

If less than the entire Principal Amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:                                                                                                                      ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):                                                                                                                           .

Dated:

NOTICE: This signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

EXHIBIT C

This Note is a Global Note within the meaning of the Fiscal Agency Agreement hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Global Note may not be exchanged in whole or in part for a Note registered, and no transfer of this Global Note in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof except in the limited circumstances described in the Fiscal Agency Agreement.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Québec or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	REGISTERED
No. GFXR	$
CUSIP

QUÉBEC

GLOBAL MEDIUM-TERM NOTE

SERIES A

(Fixed Rate)

Issue of up to U.S.$7,000,000,000 Medium-Term Notes, Series A (or the equivalent thereof in other currencies), Due Nine Months or More from Date of Issue.

The following summary of terms is subject to the information set forth on the reverse hereof.

PRINCIPAL AMOUNT:

SPECIFIED CURRENCY:

ISSUE DATE:

INTEREST RATE:

INTEREST PAYMENT DATE(S):

RECORD DATE(S):

STATED MATURITY:

PAYMENTS OF PRINCIPAL AND PREMIUM, IF ANY, AND INTEREST AND ADDITIONAL AMOUNTS, IF ANY:

☐  U.S. dollars (if held by Cede & Co.)

☐ Foreign Currency (if not held by Cede & Co.):

EXCHANGE RATE AGENT:

REDEMPTION DATE(S):

MINIMUM DENOMINATION TO BE REDEEMED (IF OTHER THAN U.S.$1,000):

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

OPTIONAL REPAYMENT DATE(S):

MINIMUM DENOMINATION TO BE REPAID (IF OTHER THAN U.S.$1,000):

ORIGINAL ISSUE DISCOUNT (“OID”) NOTE:

TOTAL AMOUNT OF OID:

YIELD TO MATURITY:

INITIAL ACCRUAL PERIOD OID:

OTHER PROVISIONS:

QUÉBEC, for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company (“DTC” or the “Depositary”) or registered assigns, or in accordance with the instructions of the Depositary as provided on the reverse hereof, the Principal Amount specified above (any currency other than U.S. dollars being hereinafter referred to as a “Foreign Currency”) at the Stated Maturity specified above and to pay interest thereon at a rate per annum equal to the Interest Rate specified above until the principal hereof is paid or duly made available for payment, in each case together with such further sum, if any, as may be payable by way of Additional Amounts in accordance with the provisions set forth herein. References herein to principal and interest in respect of this Global Note shall be deemed also to refer to any Additional Amounts which may be payable concurrently therewith, unless the context otherwise requires. Interest on this Global Note will accrue from, and including, the immediately preceding Interest Payment Date specified above in respect of which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date specified above to, but excluding, the next succeeding Interest Payment Date or, in respect of any part of the Principal Amount due on a Maturity Date (as defined below), such Maturity Date, as the case may be. Except as provided herein, Québec will pay interest on the Interest Payment Date(s) specified above and in respect of any part of the Principal Amount due on a Maturity Date, on such Maturity Date commencing on the first Interest Payment Date next succeeding the Issue Date, unless the Issue Date occurs between a Record Date (as defined below) and the Interest Payment Date to which such Record Date pertains, in which case commencing on the Interest Payment Date following the next succeeding Record Date to the Holder (as defined below) on such next succeeding Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Global Note (or one or more predecessor Global Notes) is registered (the “Holder”) in the register of the names and addresses of Holders of Notes (the “Note Register”) maintained by Québec at the corporate trust office of the Fiscal Agent (as defined on the reverse hereof) at the close of business on the date fifteen calendar days prior to an Interest Payment Date (whether or not a Business Day (as defined on the reverse hereof)) (a “Record Date”), or in accordance with the instructions of the Depositary as provided on the reverse hereof; provided, however, that interest payable on a Maturity Date will be payable to the person to whom the part of the Principal Amount due on such Maturity Date shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the person in whose name this Global Note (or one or more predecessor Global Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent, notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Note may be listed, and upon such notice as may be required by such exchange.

Upon presentation of this Global Note on a Maturity Date at the corporate trust office of the Fiscal Agent maintained for that purpose in The City of New York, or at such other office or agency of Québec maintained by it in The City of New York for the purpose of making such payments, payment of the principal of this Global Note and premium, if any, and interest and Additional Amounts, if any, due on such Maturity Date will be made to the Holder of this Global Note on such Maturity Date in immediately available funds or, if such payment is to be made in a Foreign Currency, by wire transfer to the bank account or accounts designated by the Depositary as provided on the reverse hereof. If payments of interest, other than on a Maturity Date, on this Global Note are to be made in U.S. dollars, such payments will be made by check mailed to the address of such Holder as it appears in the Note Register, or, if such payments are to be made in a Foreign Currency as provided on the reverse hereof, by wire transfer to the Holder’s bank account, as designated by the Holder of this Global Note by written notice to the Fiscal Agent on or prior to the applicable Record Date. A Holder of

U.S.$10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than on a Maturity Date, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Fiscal Agent not less than ten days prior to the applicable Interest Payment Date. As more fully provided on the reverse hereof, payment of the principal of and premium, if any, and interest and Additional Amounts, if any, on this Global Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, unless the Specified Currency indicated above is a Foreign Currency (a “Foreign Currency Note”) and payment is to be made in such Foreign Currency as provided on the reverse hereof, in which case payment shall be made in such Foreign Currency.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Global Note shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

SIGNED ON BEHALF OF QUÉBEC.

Dated:

Authorized Official

FISCAL AGENT’S CERTIFICATE

OF AUTHENTICATION

This is one of the Notes referred to in the

within-mentioned Fiscal Agency Agreement.

CITIBANK, N.A., as Fiscal Agent

Authorized Officer

QUÉBEC

GLOBAL MEDIUM-TERM NOTE

SERIES A

FIXED RATE

General

This Global Note is one of a duly authorized issue of Medium-Term Notes, Series A (the “Notes”), Due Nine Months or More from Date of Issue, as selected by the purchaser and agreed to by Québec. The Notes are issuable in a single series under a fiscal agency agreement, dated as of May 30, 2002, as may be amended or supplemented from time to time (the “Fiscal Agency Agreement”), among Québec and Citibank, N.A., as fiscal agent (the “Fiscal Agent”, which term shall include, unless the context otherwise requires, its successors and assigns), in an aggregate initial offering price of up to U.S.$7,000,000,000 at any one time outstanding, or the equivalent thereof in other currencies at the Market Exchange Rate (as defined below) on the applicable settlement dates in the case of Notes denominated in a Foreign Currency. The foregoing limit, however, may be increased by Québec if in the future it determines that it may wish to sell additional Notes. The Fiscal Agency Agreement may be amended or supplemented from time to time in accordance with the terms thereof, but any such amendment or supplement will not affect the rights of the Holder hereunder.

As used herein, “Maturity Date”, when used with respect to this Global Note, means the date on which the Principal Amount of this Note or any part thereof becomes due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Payments

General

Interest payments for this Global Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. For purposes of disclosure under the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate of interest payable on this Global Note is the Interest Rate specified on the face hereof multiplied by the number of days in the year and divided by 360.

In the case where an Interest Payment Date or a Maturity Date does not fall on a Business Day, any payment of principal, premium, interest or Additional Amounts otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity Date and no interest shall accrue for the period from and after such Interest Payment Date or Maturity Date to such next succeeding Business Day. As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that (i) with respect to Foreign Currency Notes the payment of which is to be made in a Foreign Currency other than euros, such day is also a day on which banking institutions are not authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country of the Foreign Currency; and (ii) with respect to Foreign Currency Notes the payment of which is to be made in euros, such day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system, or any successor system, is open for business.

“Principal Financial Center”, as used for the purpose of the definition of “Business Day”, shall be the capital city of the country of the applicable Foreign Currency, except that with respect to Canadian dollars, euros and Swiss francs, the Principal Financial Center shall be Montréal, Brussels and Zurich, respectively.

Payment of Additional Amounts

All payments of principal and interest by Québec to any holder who, as to Canada or any province, political subdivision or taxing authority therein is a non-resident, will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or charges of whatever nature imposed or levied by or on behalf of the Government of Canada or any province, territory or political subdivision thereof or any authority or agency therein or thereof having power to tax, unless the withholding or deduction of such taxes, duties, assessments or charges is required by law or by the interpretation or administration thereof. In that event, Québec will, subject to its redemption rights pursuant to the Fiscal Agency Agreement and the Global Notes, pay to the holder of the Notes such additional amounts (the “Additional Amounts”) as may be necessary in order that the net amounts receivable by the beneficial holder of the Notes after such withholding or deduction shall equal the respective amounts of principal or interest which would have been receivable in respect of the Global

Notes in the absence of such withholding or deduction; except that no such Additional Amount shall be payable with respect to any Global Note: (i) to, or to a third party on behalf of, a holder or a beneficial holder who is liable to such taxes, duties, assessments or charges in respect of such Global Note by reason of that person having some connection with Canada other than the mere holding or use outside Canada, or ownership as a non-resident of Canada, of such Global Note; or (ii) presented for payment more than 30 days after the Relevant Date (as defined below) except to the extent that the holder thereof would have been entitled to such Additional Amounts on presenting the same for payment on or before such thirtieth day. As used herein, “Relevant Date” means: (A) the date on which such payment first becomes due; or (B) if the full amount of the moneys payable has not been received by the fiscal agent on or prior to such date, the date on which, the full amount of such moneys having been so received, notice to that effect is duly given to the holders of the Global Notes in accordance with the notice procedures described under “Notices” below.

Original Issue Discount Note

If this Global Note is designated on the face hereof as an Original Issue Discount Note, then, notwithstanding anything to the contrary contained in this Global Note, upon the redemption, repayment or acceleration of the Stated Maturity of this Global Note there shall be payable, in lieu of the Principal Amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Global Note. The “Amortized Face Amount” shall be the amount equal to (i) the Issue Price (as defined below) of this Global Note, plus (ii) that portion of the difference between the Issue Price and the Principal Amount of this Global Note that has been amortized at the Stated Yield (as defined below) of this Global Note (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the Principal Amount of this Global Note. As used in the previous sentence “Issue Price” means the Principal Amount of this Global Note less the Total Amount of OID of this Global Note specified on the face hereof and the “Stated Yield” of this Global Note means the Yield to Maturity specified on the face hereof (or if not so specified, the Yield to Maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date of this Global Note to the Stated Maturity hereof on the basis of its Issue Price and Principal Amount.

Foreign Currency Note

If this Global Note is a Foreign Currency Note, the principal and premium, if any, and interest and Additional Amounts, if any, on this Global Note are payable by Québec in the Foreign Currency shown on the face hereof. If the box under the heading “Payments of Principal and Premium, if any, and Interest and Additional Amounts” shown on the face hereof marked “U.S. dollars” has been checked, Citibank, N.A., in its capacity as exchange rate agent, or such other person as shall be appointed by Québec (the “Exchange Rate Agent”, which term shall include, unless the context otherwise requires, its successors and assigns), will convert all payments of principal and premium, if any, and interest and Additional Amounts, if any, on this Global Note to U.S. dollars, unless an owner of a beneficial interest in this Global Note elects to receive such payments in the Foreign Currency as described below. Any U.S. dollar amount to be received by a Holder of this Global Note will be based on either a bid quotation that the Exchange Rate Agent or any of its affiliates quotes, which shall be a competitive quotation in the market at that time for such a transaction, or a bid quotation from a leading foreign exchange bank in The City of New York selected by the Exchange Rate Agent, at 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date for purchase by the Exchange Rate Agent of the Foreign Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Foreign Currency due to all Holders of Notes scheduled to receive U.S. dollar payments. All currency exchange risks and costs will be borne by the Holder of this Global Note by deductions from such payments. Notwithstanding the above, the owner of a beneficial interest in this Global Note may elect to receive payment of the principal of and premium, if any, and interest and Additional Amounts, if any, on this Global Note in the Foreign Currency by transmitting a written request for such payment (and designating at the same time the appropriate bank account to which the payment will be made) to the participant through which its interest is held on or prior to the applicable Record Date or at least fifteen days prior to the applicable Maturity Date, as the case may be. Such participant must notify the Depositary of such election and designated bank account on or prior to the third Business Day after the applicable Record Date or at least ten days prior to the applicable Maturity Date, as the case may be. Such Depositary must notify the Fiscal Agent of such election and designated bank account on or prior to the fifth Business Day after the applicable Record Date or at least ten days prior to the applicable Maturity Date, as the case may be. Such request may be mailed or hand delivered or sent by facsimile transmission. The owner of a beneficial interest in this Global Note may elect to receive payment in the Foreign Currency for all principal, premium and interest and Additional Amounts payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Fiscal Agent, but written notice of any such revocation must be received by the Fiscal Agent on or prior to the applicable Record Date or at least sixteen days prior to the applicable Maturity Date, as the case may be.

If the box under the heading “Payments of Principal and Premium, if any, and Interest and Additional Amounts, if any” shown on the face hereof marked “Foreign Currency” has been checked, payment of principal and premium, if any, and interest and Additional Amounts, if any, will be made in the Foreign Currency and an owner of a beneficial interest in this Global Note will not have the option to elect payment in U.S. dollars.

If the Foreign Currency is not available for the payment of principal and premium, if any, and interest and Additional Amounts, if any, with respect to this Global Note due to the imposition of exchange controls or other circumstances beyond the control of Québec, Québec will be entitled to satisfy its obligations to the Holder of this Global Note by making such payment in U.S. dollars (i) on the basis of the Market Exchange Rate (as defined below) on the date of the payment, or (ii) if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate, or (iii) as the case may be, as otherwise specified in “Other Provisions” on the face hereof.

The Fiscal Agent will, subject to applicable laws and regulations, make all payments in the Foreign Currency with respect to this Global Note by wire transfers to the appropriate bank accounts of which DTC or any other depositary through which this Global Note is held, as the case may be, notifies the Fiscal Agent which shall be, where such payment is made as a result of an election by an owner of a beneficial interest in this Global Note as provided above, the accounts designated as provided above.

In order for any Holder of this Global Note entitled to receive payments of principal and premium, if any, and interest, and Additional Amounts, if any, in the Foreign Currency to receive such payments by wire transfer, such Holder shall designate an appropriate bank account. Such designation shall be made by filing the appropriate information with the Fiscal Agent at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least sixteen days prior to the applicable Maturity Date, as the case may be. The Fiscal Agent will, subject to applicable laws and regulations and until it receives notice to the contrary, make such payment and all succeeding payments to such Holder by wire transfer to the designated account. If a payment cannot be made by wire transfer because the required information has not been received by the Fiscal Agent on or before the requisite date, a notice will be mailed to the Holder of this Global Note at its registered address requesting such information and until such information has been received, no additional interest will accrue.

Québec will pay all administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon such payments will be borne by the Holder of this Global Note.

The “Market Exchange Rate” with respect to any Foreign Currency shall be the noon dollar buying rate in The City of New York for cable transfers for such Foreign Currency as certified for customs purposes by the Federal Reserve Bank of New York.

Redemption at the Option of Québec

If one or more Redemption Dates (or ranges of such dates) is specified on the face hereof, this Global Note is subject to redemption upon not less than thirty days’ and not more than sixty days’ prior notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of Québec, at the Redemption Price (as defined below) together with accrued interest to the Redemption Date; but any interest payment due on an Interest Payment Date falling on or prior to the Redemption Date will be payable to the Holder hereof (or one or more predecessor Notes) of record at the close of business on the Record Date pertaining to such Interest Payment Date. If applicable, the “Redemption Price” for any such redemption shall be equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction specified on the face hereof, if applicable) multiplied by the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed.

Notice of redemption having been given as aforesaid, this Global Note (or the portion of the Principal Amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless Québec shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

In the case of any partial redemption at the election of Québec of Notes, the Notes of a particular tenor to be redeemed shall be selected by the Fiscal Agent not more than sixty days prior to the Redemption Date by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions of the Principal Amount of Notes. In the event of any redemption of this Global Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Notes of this series.

Repayment at the Option of Holder

If one or more Optional Repayment Dates (or ranges of such dates) is specified on the face hereof, this Global Note is subject to repayment on any such date (or during any such range) or, if such date is not a Business Day, on the first Business Day following such date, as a whole or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of the Holder hereof at the Repayment Price (as defined below) together with accrued interest thereon to the Optional Repayment Date, but any interest payment due on an Interest Payment Date falling on or prior to the Optional Repayment Date will be payable to the Holder hereof of record at the close of business on the Record Date pertaining to such Interest Payment Date. Such election shall be effected by the Holder hereof delivering to Québec at the corporate trust office of the Fiscal Agent in

The City of New York not less than thirty nor more than sixty days prior to the date on which this Global Note is to be repaid, or during such other notice period specified on the face hereof, a notice requesting such repayment in the form prescribed below and specifying the date upon which this Global Note is to be repaid. Any notice given by a Holder pursuant to this paragraph shall consist of this Global Note with the form entitled “Option to Elect Repayment” set forth of the end of this Global Note duly completed. Exercise of the repayment option by the Holder hereof will be irrevocable. Unless otherwise specified on the face hereof, the “Repayment Price” for any such repayment shall be 100% of the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be repaid.

Status of the Notes

The Notes shall rank equally among themselves and with the other debt securities of Québec outstanding on the date of this Global Note or issued hereafter.

Form, Denomination and Registration

The Notes are fully registered, without coupons, in authorized denominations of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof, or, in the case of Notes denominated in a Foreign Currency, the equivalent in the Foreign Currency (rounded to an integral multiple of 1,000 units of such Foreign Currency) or such larger amount of such Foreign Currency as may be specified on the face hereof. The Fiscal Agent has been appointed registrar for the Notes, and Québec will cause the Fiscal Agent to maintain at its corporate trust office in The City of New York a Note Register for the registration and transfer of Notes.

This Note is a Global Note registered in the name of a nominee of the Depositary. This Global Note is exchangeable for certificated Notes in definitive form (“Certificated Notes”) registered in the name of a person other than the Depositary or its nominee only in the limited circumstances hereinafter described. Unless and until it is exchanged in whole or in part for Certificated Notes, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or the nominee of the Depositary to a successor of the Depositary or a nominee of such successor.

The Notes represented by this Global Note are exchangeable for Certificated Notes of like tenor as such Notes in denominations of U.S.$1,000 and integral multiples thereof only (i) if the Depositary notifies Québec that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by Québec within 90 days after receiving the notice or becoming aware that the Depositary is no longer registered as the Depositary, or (ii) if Québec, in its sole discretion at any time, determines not to have any of the Notes represented by the Global Notes, or (iii) upon request to the Fiscal Agent by the Depositary, acting on direct or indirect instructions of a Holder or any owner of a beneficial interest in this Global Note, after an event of default entitling the Holders to accelerate the Stated Maturity of the Notes represented by this Global Note has occurred and is continuing, provided that if the Depositary is unwilling or does not promptly make such request to the Fiscal Agent, then any owner of a beneficial interest in this Global Note shall be entitled to make such request with respect to such interest. If the exchange is made pursuant to clause (iii), then the Notes represented by this Global Note may be exchangeable for Certificated Notes in whole or in part. If the Notes represented by this Global Note become exchangeable as provided above, Québec shall issue or cause to be issued Certificated Notes upon registration of transfer of, or in exchange for, Notes represented by this Global Note. All such exchanges will be free of charge, but Québec may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. The date of registration of any Certificated Note delivered upon any exchange or transfer of a Global Note shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Global Notes for a period of fifteen days preceding any Interest Payment Date.

In respect of any such issuance of Certificated Notes, (i) Québec shall promptly provide the Fiscal Agent with a sufficient number of Certificated Notes in blank form to proceed with such issuance, (ii) the Depositary shall cause this Global Note to be delivered to the Fiscal Agent and provide the Fiscal Agent with the necessary registration information for such Certificated Notes, (iii) the Fiscal Agent shall authenticate and deliver such Certificated Notes in an aggregate principal amount equal to the principal amount of this Global Note to be exchanged for such Certificated Notes, (iv) the Fiscal Agent shall cancel this Global Note and, in the case of a partial exchange, issue and deliver to or to the order of the Depositary a new Global Note in an aggregate principal amount equal to the unexchanged portion of this Global Note and (v) the Fiscal Agent shall reduce accordingly the holdings of the Holder on the Register. The Fiscal Agent shall have at least 30 days from the date of its receipt of Certificated Notes and registration information to authenticate and deliver such Certificated Notes. Such Certificated Notes shall be registered in such names and in such denominations as DTC, pursuant to instructions from its direct or indirect participants, shall direct and shall be delivered as directed by the persons in whose names such Certificated Notes are to be registered. All Notes represented by Certificated Notes issued upon any such issuance in exchange for the Notes represented by this Global Note shall be valid obligations of Québec and shall be entitled to the same benefits under the Fiscal Agency Agreement as the Global Notes.

Québec expressly acknowledges that if Certificated Notes are not promptly issued to an owner of a beneficial interest in a Global Note as contemplated herein, then such owner shall be entitled to pursue any remedy under the Fiscal Agency Agreement, the Note or applicable law with respect to the portion of this Global Note that represents such owner’s interest as if such Certificated Notes had been issued.

In the event of any redemption of Notes represented by this Global Note at the election of Québec, the Fiscal Agent shall not be required to (i) issue, register the transfer of or exchange Global Notes of like tenor during a period beginning at the opening of business fifteen days before any selection of such Notes to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange this Global Note, or, except in the case of a partial redemption, the unredeemed portion of this Global Note. Following the exercise of any repayment option by the Holder hereof, the Fiscal Agent shall not be required to issue, register the transfer of or exchange that portion of this Global Note with respect to which such option has been exercised.

Subject to the foregoing, this Global Note is not exchangeable, except for a Global Note or Global Notes in an equal aggregate Principal Amount to be registered in the name of the Depositary or its nominee.

Events of Default

In the event that (i) Québec shall default in the payment of principal of or premium or interest or Additional Amounts on this Global Note as and when the same shall be due and payable, and such default shall continue for a period of 45 days, or (ii) default shall be made in the due performance or observance by Québec of any covenant or agreement contained in the Global Notes, other than the payment of principal, premium or interest or Additional Amounts, or in the Fiscal Agency Agreement, and such default shall continue for a period of 60 days, or (iii) Québec shall default in the payment of any principal of or premium or interest or Additional Amounts on any indebtedness (direct or under a guarantee) for borrowed money, other than the Global Notes, as and when the same shall be due and payable, and such default shall continue for a period of 45 days, provided that the foregoing shall not be taken into account so long as the aggregate principal amount of all such indebtedness (direct or under a guarantee) for borrowed money with respect to which the foregoing has occurred does not exceed U.S.$50,000,000 (or its equivalent in other currencies), then at any time thereafter and during the continuance of such default the Holder of this Global Note (or its proxy) may deliver or cause to be delivered to Québec (with a copy to the Fiscal Agent) a written notice that such Holder elects to declare the principal of the Note or Notes held by him (the serial number or numbers of the Global Note representing such Notes and the Principal Amount of the Notes owned by him and the subject of such declaration being set forth in such notice) to be due and payable and, in the cases falling within either (i) or (iii) above, on the 15th day after delivery of such notice, or, in the cases falling within (ii) above, on the 30th day after delivery of such notice, the principal of the Note or Notes referred to in such notice plus any premium and accrued interest and Additional Amounts thereon shall become due and payable at the places for payment herein specified, unless prior to that time all such defaults theretofore existing shall have been cured.

Modification

The Fiscal Agency Agreement contains provisions with respect to modifying or amending said Agreement either without notice to, or the consent of, the holder of any Note or with the approval of the holders of Notes.

Future Holders

Any action by the Holder of this Global Note shall bind all future Holders of this Global Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by Québec or by the Fiscal Agent in pursuance of such action.

Notices

All notices to the Holders of Global Notes will be given in writing mailed, first-class postage prepaid, to each Holder at each Holder’s address as it appears in the Note Register. Any such notice shall be deemed to have been given on the date of such mailing.

However, when Certificated Notes are outstanding, all notices to the Holders of Notes will be published in English in New York, New York in The Wall Street Journal and in Toronto, Ontario in The Globe & Mail and in French in Montréal, Québec in La Presse. If at any time publication in any such newspaper is not practicable, notices will be valid if published in an English language newspaper, or, if in Québec, a French language newspaper, with general circulation in the respective market regions as Québec, with the approval of the Fiscal Agent, shall determine. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made.

Office or Agency of Québec

So long as this Global Note shall be outstanding, Québec will maintain an office or agency for the payment of the principal of and premium, if any, and interest and Additional Amounts, if any, on this Global Note as herein provided in The City of New York, and an office or agency in The City of New York for the registration, transfer and exchange as aforesaid of the Notes. Québec may designate other agencies for the payment of said principal and premium, if any, and interest and Additional Amounts, if any, at such place or places (subject to applicable laws and regulations) as Québec may decide. So long as there shall be a Fiscal Agent, Québec shall keep the Fiscal Agent advised of the names and locations of such agencies, if any are so designated.

No recourse under or upon any covenant contained in this Global Note or because of the creation of the indebtedness represented hereby shall be had against any official or other representative, past, present or future, as such, of Québec whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Global Note is solely the obligation of Québec and that no personal liability whatsoever shall attach to or be incurred by any such officials or other representatives, as such, because of the execution of this Global Note.

Prescription

Under current Québec law, an action to enforce a right to payment under the Notes may be prescribed if it is not brought within three years of the date the payment is due.

Governing Law

The Notes shall be construed in accordance and governed by the laws of Québec and the laws of Canada applicable therein.

Québec irrevocably consents to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making, enforcement or execution against any property of any order or judgment) made or given in connection with any proceedings arising out of or in connection with the Fiscal Agency Agreement and the Notes.

U.S. Dollars

Reference in this Global Note to “U.S. dollars” is to the currency of the United States of America.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs Québec to repay the within Global Note (or portion thereof specified below) pursuant to its terms at the Repayment Price, to the undersigned at:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE UNDERSIGNED)

If less than the entire Principal Amount of the within Global Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:                                                                                                                         ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Global Note not being repaid (in the absence of any such specification, one such Global Note will be issued for the portion not being repaid):                                                                                                                                   .

Dated:

NOTICE: This signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

EXHIBIT D

This Note is a Global Note within the meaning of the Fiscal Agency Agreement hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Global Note may not be exchanged in whole or in part for a Note registered, and no transfer of this Global Note in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof except in the limited circumstances described in the Fiscal Agency Agreement.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Québec or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	REGISTERED
No. GFLR	$
CUSIP

QUÉBEC

GLOBAL MEDIUM-TERM NOTE

SERIES A

(Floating Rate)

Issue of up to U.S.$7,000,000,000 Medium-Term Notes, Series A (or the equivalent thereof in other currencies), Due Nine Months or More from Date of Issue.

The following summary of terms is subject to the information set forth on the reverse hereof.

PRINCIPAL AMOUNT:

SPECIFIED CURRENCY:

ISSUE DATE:

INTEREST RATE BASIS:

SPREAD:

SPREAD MULTIPLIER:

INITIAL INTEREST RATE:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST PAYMENT DATE(S):

INTEREST PAYMENT PERIOD:

INTEREST RESET DATE(S):

INTEREST RATE RESET PERIOD:

INTEREST DETERMINATION DATE(S):

CALCULATION DATE(S):

INDEX MATURITY:

CALCULATION AGENT:

RECORD DATE(S):

STATED MATURITY:

REDEMPTION DATE(S):

MINIMUM DENOMINATION TO BE REDEEMED (IF OTHER THAN U.S.$1,000):

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

OPTIONAL REPAYMENT DATE(S):

MINIMUM DENOMINATION TO BE REPAID (IF OTHER THAN U.S.$1,000):

PAYMENTS OF PRINCIPAL AND PREMIUM, IF ANY, AND INTEREST AND ADDITIONAL AMOUNTS, IF ANY:

☐  U.S. dollars (if held by Cede & Co.)

☐  Foreign Currency (if not held by Cede & Co.):

EXCHANGE RATE AGENT:

ORIGINAL ISSUE DISCOUNT (“OID”) NOTE:

TOTAL AMOUNT OF OID:

YIELD TO MATURITY:

INITIAL ACCRUAL PERIOD OID:

OTHER PROVISIONS:

QUÉBEC, for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company (“DTC” or the “Depositary”) or registered assigns, or in accordance with the instructions of the Depositary as provided on the reverse hereof, the Principal Amount specified above (any currency other than U.S. dollars being hereinafter referred to as a “Foreign Currency”) at the Stated Maturity specified above and to pay interest thereon at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Issue Date specified above and thereafter at a rate determined in accordance with the provisions on the reverse hereof under the heading “Determination of CMT Rate”, “Determination of Commercial Paper Rate”, “Determination of Federal Funds Rate”, “Determination of LIBOR”, “Determination of EURIBOR”, “Determination of Prime Rate” or “Determination of Treasury Rate”, depending upon whether the Interest Rate Basis specified above is CMT Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR, EURIBOR, Prime Rate or Treasury Rate, until the principal hereof is paid or duly made available for payment, in each case together with such further sum, if any, as may be payable by way of Additional Amounts in accordance with the provisions set forth herein. References herein to principal and interest in respect of this Global Note shall be deemed also to refer to any Additional Amounts which may be payable concurrently therewith, unless the context otherwise requires. Interest on this Global Note will accrue from, and including, the immediately preceding Interest Payment Date specified above in respect of which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date specified above to, but excluding, the next succeeding Interest Payment Date or, in respect of any part of the Principal Amount due on a Maturity Date (as defined below), such Maturity Date, as the case may be, except that the interest payment on a Maturity Date will include interest accrued to but excluding such date. Except as provided herein, Québec will pay interest monthly, quarterly, semi-annually or annually as specified above under “Interest Payment Period”, commencing with the first Interest Payment Date specified above next succeeding the Issue Date, unless the Issue Date occurs between a Record Date and the Interest Payment Date to which such Record Date pertains, in which case commencing on the Interest Payment Date following the next succeeding Record Date and in respect of any part of the Principal Amount due on a Maturity Date, on such Maturity Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Global Note (or one or more predecessor Global Notes) is registered (the “Holder”) in the register of the names and addresses of Holders of Notes (the “Note Register”) maintained by Québec at the corporate trust office of the Fiscal Agent (as defined on the reverse hereof) at the close of business on the date fifteen calendar days prior to an Interest Payment Date (whether or not a Business Day (as defined on the reverse hereof)) (a “Record Date”), or in accordance with the instructions of the Depositary as provided on the reverse hereof; provided, however, that interest payable on a Maturity Date will be payable to the person to whom the part of the Principal Amount due on such Maturity Date shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the person in whose name this Global Note (or one or more predecessor Global Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent, notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Note may be listed, and upon such notice as may be required by such exchange.

Upon presentation of this Global Note on a Maturity Date at the corporate trust office of the Fiscal Agent maintained for that purpose in The City of New York, or at such other office or agency of Québec maintained by it in The City of New York for the purpose of making such payments, payment of the principal of this Global Note and premium, if any, and interest and Additional Amounts, if any, due on such Maturity Date will be made to the Holder of this Global Note on such Maturity Date in immediately available funds or, if such payment is to be made in a Foreign Currency, by wire transfer to the bank account or accounts designated by the Depositary as provided on the reverse hereof. If payments of interest, other than on a Maturity Date, on this Global Note are to be made in U.S. dollars, such payments will be made by check mailed to the address of such Holder as it appears in the Note Register, or, if such payments are to be made in a Foreign Currency as provided on the reverse hereof, by wire transfer to the Holder’s bank account, as designated by the Holder of this Global Note by written notice to the Fiscal Agent on or prior to the applicable Record Date. A Holder of U.S.$10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than on a Maturity Date, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Fiscal Agent not less than ten days prior to the applicable Interest Payment Date. As more fully provided on the reverse hereof, payment of the principal of and premium, if any, and interest and Additional Amounts, if any, on this Global Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, unless the Specified Currency indicated above is a Foreign Currency (a “Foreign Currency Note”) and payment is to be made in such Foreign Currency as provided on the reverse hereof, in which case payment shall be made in such Foreign Currency.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Global Note shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

SIGNED ON BEHALF OF QUÉBEC.

Dated:

Authorized Official

FISCAL AGENT’S CERTIFICATE

OF AUTHENTICATION

This is one of the Notes referred to in the

within-mentioned Fiscal Agency Agreement.

CITIBANK, N.A., as Fiscal Agent

Authorized Officer

QUÉBEC

GLOBAL MEDIUM-TERM NOTE

SERIES A

FLOATING RATE

General

This Global Note is one of a duly authorized issue of Medium-Term Notes, Series A (the “Notes”), Due Nine Months or More from Date of Issue, as selected by the purchaser and agreed to by Québec. The Notes are issuable in a single series under a fiscal agency agreement, dated as of May 30, 2002, as may be amended or supplemented from time to time (the “Fiscal Agency Agreement”), among Québec and Citibank, N.A., as fiscal agent (the “Fiscal Agent”, which term shall include, unless the context otherwise requires, its successors and assigns), in an aggregate initial offering price of up to U.S.$7,000,000,000 at any one time outstanding, or the equivalent thereof in other currencies at the Market Exchange Rate (as defined below) on the applicable settlement dates in the case of Notes denominated in a Foreign Currency. The foregoing limit, however, may be increased by Québec if in the future it determines that it may wish to sell additional Notes. The Fiscal Agency Agreement may be amended or supplemented from time to time in accordance with the terms thereof, but any such amendment or supplement will not affect the rights of the Holder hereunder.

Pursuant to the Calculation Agency Agreement, dated December 11, 2003, between Québec and the Fiscal Agent, and the Fiscal Agency Agreement, the Fiscal Agent has been appointed as the calculation agent to determine the interest rate on the Floating Rate Notes (the “Calculation Agent”, which term shall include, unless the context otherwise requires, its successors and assigns).

As used herein, “Maturity Date”, when used with respect to this Global Note, means the date on which the Principal Amount of this Note or any part thereof becomes due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Interest

General

Commencing with the first Interest Reset Date specified on the face hereof following the Issue Date, the rate at which interest on this Global Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified on the face hereof under “Interest Rate Reset Period”; provided, however, that the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate. If any Interest Reset Date would otherwise be a day that is not a Business Day (as defined below), such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that in the case the Interest Rate Basis is LIBOR or EURIBOR, as specified on the face hereof, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Global Note shall be calculated by reference to the applicable Interest Rate Basis below and the Spread or a Spread Multiplier, if any. The Calculation Agent will determine the interest rate for each subsequent Interest Reset Date on the basis of the applicable Interest Rate Basis as follows:

“H.15(519)” means the weekly statistical release designated as such, published by the Board of Governors of the Federal Reserve System and available on their website at http://www.federalreserve.gov/releases/h15/current, or any successor site or publication.

“H.15 Daily Update” means the daily update of H.15(519), available through the worldwide web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.

Determination of CMT Rate. The CMT Rate for each Interest Reset Date will be determined as of the second Business Day prior to the Interest Reset Date (a “CMT Rate Interest Determination Date”), and will equal:

(A)  If “Reuters Page FRBCMT” (as defined below) is specified on the face hereof:

(a)        a rate equal to the yield for United States Treasury securities at constant maturity having the Designated CMT Maturity Index (as defined below) specified on the face hereof, as published in H.15(519) under the caption “Treasury constant maturities”, as the yield is displayed on Reuters (or any successor service) on page FRBCMT under the caption “Treasury constant maturities” (or any other page as may replace the specified page on that service) (“Reuters Page FRBCMT”), on the particular CMT Rate Interest Determination Date, or

(b)        if the rate referred to in clause (a) does not so appear on the Reuters Page FRBCMT, the rate equal to the yield for United States Treasury securities at constant maturity having the particular Designated CMT Maturity Index and for the particular CMT Rate Interest Determination Date as published in H.15(519) under the caption “Treasury constant maturities”, or

(c)        if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular CMT Rate Interest Determination Date for the period of the particular Designated CMT Maturity Index as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or

(d)        if the rate referred to in clause (c) is not so published, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a “Reference Dealer”), selected by the Calculation Agent from five Reference Dealers, selected by the Calculation Agent, and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity approximately equal to the particular Designated CMT Maturity Index, a remaining term to maturity no more than one year shorter than that Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

(e)        if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

(f)        if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers from five Reference Dealers, selected by the Calculation Agent, and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Designated CMT Maturity Index, a remaining term to maturity closest to that Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

(g)        if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or

(h)        if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular CMT Rate Interest Determination Date, or

(i)        if two such United States Treasury securities with an original maturity greater than the Designated CMT Maturity Index have remaining terms to maturity equally close to such Designated CMT Maturity Index, the quotes for the Treasury security with the shorter original term to maturity will be used.

(B)  if the “Reuters Page FEDCMT” (as defined below) is specified on the face hereof:

(a)        the rate equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at constant maturity having the Designated CMT Maturity Index, as published in H.15(519) opposite the caption “Treasury constant maturities”, as the yield is displayed on Reuters on page FEDCMT under the caption “Treasury constant Maturities” (or any other page as may replace the specified page on that service) (“Reuters Page FEDCMT”), for the one-week or one-month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls, or

(b)        if the rate referred to in clause (a) does not so appear on the Reuters Page FEDCMT, the rate equal to the one-week or one-month, as applicable, average yield for United States Treasury securities at constant maturity having the particular Designated CMT Maturity Index for the week or month, as applicable, preceding such CMT Rate Interest Determination Date as published in H.15(519) opposite the caption “Treasury constant maturities,” or

(c)        if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as applicable, average yield for United States Treasury securities at constant maturity having the particular Designated CMT Maturity Index as otherwise announced by the Federal Reserve Bank of New York for the one-week or one-month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls, or

(d)        if the rate referred to in clause (c) is not so published, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers from five Reference Dealers, selected by the Calculation Agent, and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity approximately equal to the particular Designated CMT Maturity Index, a remaining term to maturity no more than one year shorter than that Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in such securities in that market at that time, or

(e)        if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or

(f)        if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers from five Reference Dealers, selected by the Calculation Agent, and eliminating the highest quotation or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Designated CMT Maturity Index, a remaining term to maturity closest to that Designated CMT Maturity Index and in a principal amount that is representative for a single transaction in the securities in that market at the time, or

(g)        if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated, or

(h)        if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that CMT Rate Interest Determination Date, or

(i)        if two such United States Treasury securities with an original maturity greater than the Designated CMT Maturity Index have remaining terms to maturity equally close to such Designated CMT Maturity Index, the quotes for the United States Treasury security with the shorter original term to maturity will be used.

“Designated CMT Maturity Index” means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no maturity date is specified on the face hereof, the Designated CMT Maturity Index will be 2 years.

Determination of Commercial Paper Rate. The Commercial Paper Rate for each Interest Reset Date will be determined as of the Business Day prior to the Interest Reset Date (a “Commercial Paper Rate Interest Determination Date”), and will be the Money Market Yield (as defined below) on that date of the rate for commercial paper having the Index Maturity specified on the face hereof, as published in H.15(519) under the caption “Commercial Paper—Nonfinancial” or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield on such Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof, as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Commercial Paper—Nonfinancial”. If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of U.S. dollar commercial paper in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent, after consultation with Québec, for commercial paper having the Index Maturity specified on the face hereof, placed for industrial issuers whose bond rating is “Aa”, or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

“Money Market Yield” will be a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield =	D × 360 × 100
360 – (D × M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and “M” refers to the actual number of days in the Interest Payment Period for which interest is being calculated.

Determination of EURIBOR. EURIBOR for each Interest Reset Date will be determined as of the second TARGET Settlement Day (as defined below) prior to the Interest Reset Date (a “EURIBOR Interest Determination Date”).

EURIBOR on each EURIBOR Interest Determination Date will be the rate for deposits in euro as sponsored, calculated and published jointly by the European Banking Federation and ACI—The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity as specified on the face hereof, commencing on the applicable Interest Reset Date, that appears on Reuters on page EURIBOR#01 (or any other page as may replace such page on such service) (“Reuters Page EURIBOR#01”) as of 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date; or if no such rate so appears, EURIBOR on such EURIBOR Interest Determination Date will be determined in accordance with the provisions described in the paragraphs below.

With respect to a EURIBOR Interest Determination Date on which no rate appears on the Reuters Page EURIBOR#01 as specified in the paragraph above, the Calculation Agent will request the principal Euro-zone office of each of four major reference banks (which may include the Agents or their affiliates) in the Euro-zone interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in euro for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date and in a principal amount not less than the equivalent of U.S.$1,000,000 in euros that is representative for a single transaction in euro in such market at such time. If at least two such quotations are so provided, then EURIBOR on such EURIBOR Interest Determination Date will be the arithmetic mean of such quotations.

If fewer than two such quotations are so provided, then EURIBOR on such EURIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date by four major banks (which may include the Agents or their affiliates) in the Euro-zone selected by the Calculation Agent for loans in euro to leading European banks, having the Index Maturity specified on the face hereof, commencing on that Interest Reset Date and in a principal amount not less than the equivalent of U.S.$1,000,000 in euros that is representative for a single transaction in euro in such market at such time.

If the banks so selected by the Calculation Agent are not quoting as mentioned in the foregoing paragraph, EURIBOR determined as of such EURIBOR Interest Determination Date will be EURIBOR in effect on such EURIBOR Interest Determination Date.

“Euro-zone” means the region comprised of member states of the European Union that have adopted the single currency in accordance with the Treaty on European Union signed at Maastricht on February 7, 1992.

“TARGET Settlement Day” means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system, or any successor system, is open for business.

Determination of Federal Funds Rate. The Federal Funds Rate for each Interest Reset Date will be determined as of the Business Day prior to the Interest Reset Date (a “Federal Funds Rate Interest Determination Date”) and will be the rate with respect to such date for U.S. dollar federal funds as published in H.15(519) opposite the heading “Federal funds (effective)” and that appears on Reuters (or any successor service) on Reuters Page FEDFUNDS1 (or any other page as may replace such page on such service) under the heading “EFFECT” or, if such rate does not appear on Reuters Page FEDFUNDS1 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate with respect to such Federal Funds Rate Interest Determination Date for U.S. dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, opposite the caption “Federal funds (effective)”. If such rate does not appear on Reuters Page FEDFUNDS1 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate with respect to such Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds arranged by three leading brokers of U.S. dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent, after consultation with Québec prior to 9:00 A.M., New York City time, on the Business Day following such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

Determination of LIBOR. LIBOR will be the London interbank offered rate for deposits in the index currency specified on the face hereof. LIBOR for each Interest Reset Date will be determined as of the second London Business Day prior to the Interest Reset Date (a “LIBOR Interest Determination Date”) and will be determined in accordance with the following provisions:

(A)  LIBOR will be the rate for deposits in the Designated LIBOR Currency for a period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, or if no such rate so appears, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (B) below.

(B)  With respect to a LIBOR Interest Determination Date on which no rate appears on the Designated LIBOR Page as specified in clause (A) above, the Calculation Agent will request the principal London offices of each of four major reference banks (which may include the Agents or their affiliates) in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at that time. If at least two quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are so provided, then LIBOR on that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks (which may include the Agents or their affiliates) in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof, commencing on that Interest Reset Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at that time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of that LIBOR Interest Determination Date will be LIBOR in effect on that LIBOR Interest Determination Date.

“Designated LIBOR Currency” means the currency specified on the face hereof, as to which LIBOR will be calculated or, if no such currency is specified on the face hereof, US dollars.

“Designated LIBOR Page” means the display on Reuters on page LIBOR01 or LIBOR02, as specified on the face hereof (or any other page as may replace such page on such service), for the purpose of displaying the London interbank rates of major banks (which may include the Agents or their affiliates) for the Designated LIBOR Currency.

“Principal Financial Center” as used herein shall be the capital city of the country of the Index Currency specified on the face hereof, except that with respect to Canadian dollars, euros, Swiss francs and United States dollars, the Principal Financial Center shall be Montréal, Brussels, Zurich and The City of New York, respectively.

Determination of Prime Rate. The Prime Rate for each Interest Reset Date will be determined on the Business Day prior to the Interest Reset Date (a “Prime Rate Interest Determination Date”) and, unless otherwise specified on the face hereof, will be the rate on such date as such rate is published in H.15(519) opposite the caption “Bank prime loan” or, if not published prior to 3:00 P.M., New York City time, on the related Calculation Date, the rate on that Prime Rate Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, opposite the caption “Bank prime loan”. If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean, as determined by the Calculation Agent, of the rates of interest publicly announced by each bank that appears on Reuters on page USPRIME1 (or any other page as may replace such page on such service for the purpose of displaying prime rates or base lending rates of major United States banks) (“Reuters Page USPRIME1”) as that bank’s prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Interest Determination Date. If fewer than four such rates so appear on Reuters Page USPRIME1 for that Prime Rate Interest

Determination Date by 3:00 P.M., New York City time on the related Calculation Date, then the Prime Rate shall be the arithmetic mean calculated by the Calculation Agent of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks (which may include the Agents or their affiliates) in The City of New York selected by the Calculation Agent, after consultation with Québec; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

Determination of Treasury Rate. The Treasury Rate for each Interest Reset Date will be the rate from the auction held on the Treasury Rate Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof, under the caption “INVEST RATE” on the display on Reuters (or any successor service) on page USAUCTION10 (or any other page as may replace such page on such service) (“Reuters Page USAUCTION10”) or page USAUCTION11 (or any other page as may replace such page on such service) (“Reuters Page USAUCTION11”) or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the auction rate of those Treasury Bills as announced by the U.S. Department of the Treasury. In the event that the auction rate of Treasury Bills having the Index Maturity specified on the face hereof, is not so announced by the U.S. Department of the Treasury, or if no such Auction is held, then the Treasury Rate will be the Bond Equivalent Yield of the rate on that Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof, as published in H.15(519) under the caption “U.S. Government securities/Treasury bills (secondary market)” or, if not yet published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on that Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. Government securities/Treasury bills (secondary market)”. If that rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate will be calculated by the Calculation Agent and will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Treasury Rate Interest Determination Date, of three leading primary U.S. government securities dealers (which may include the Agents or their affiliates) selected by the Calculation Agent after consultation with Québec, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of that Treasury Rate Interest Determination Date will be the Treasury Rate in effect on that Treasury Rate Interest Determination Date.

“Bond Equivalent Yield” will be a yield (expressed as a percentage) calculated according to the following formula:

Bond Equivalent Yield =	D × N × 100
360 – (D × M)

where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the Interest Payment Period for which interest is being calculated.

Maximum/Minimum Interest Rate

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Global Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Interest Calculations

The Calculation Date, if applicable, pertaining to any Interest Determination Date is the earlier of (i) the tenth calendar day after such Interest Determination Date or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date.

Accrued interest hereon shall be an amount calculated by multiplying the Principal Amount as specified on the face hereof by an accrued interest factor, expressed as a decimal. Such accrued interest factor is computed by adding the interest factors calculated for each day from the Issue Date, or from the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 if the Interest Rate Basis is Commercial Paper Rate, Federal Funds Rate, LIBOR, EURIBOR or Prime Rate, as specified on the face hereof, or by the actual number of days in the year if the Interest Rate Basis is CMT Rate or Treasury Rate, as specified on the face hereof. For purposes of disclosure under the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate of interest payable on this Global Note, except if the Interest Rate Basis of this Global Note is the CMT Rate or Treasury Rate, is the interest rate payable from time to time multiplied by the number of days in the year and divided by 360.

Rounding

All percentages resulting from any calculation on this Global Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or 0.09876545) being rounded to 9.87655% (or 0.0987655)), and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent or, if this Note is denominated in a Foreign Currency, the nearest unit (with one half cent or unit being rounded upwards).

Payments

General

In the case where an Interest Payment Date or a Maturity Date does not fall on a Business Day, any payment of principal, premium or interest or Additional Amounts otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment

Date or Maturity Date and no interest shall accrue for the period from and after such Interest Payment Date or Maturity Date to such next succeeding Business Day, except that, in the case of payments of interest other than on the Maturity Date, if the Interest Rate Basis of this Note is LIBOR or EURIBOR, as specified above and such next Business Day falls in the next calendar month, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Interest Payment Date. As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that (i) with respect to Notes as to which LIBOR is the applicable Interest Rate Basis, such day is also a “London Business Day”; (ii) with respect to Foreign Currency Notes the payment of which is to be made in a Foreign Currency other than euros, such day is also a day on which banking institutions are not authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country of the Foreign Currency; and (iii) with respect to Foreign Currency Notes the payment of which is to be made in euros, such day is also a TARGET Settlement Day.

“London Business Day” means a day on which commercial banks are open for business (including dealings in the Foreign Currencies) in London, England.

“Principal Financial Center”, as used for the purpose of the definition of “Business Day”, shall be the capital city of the country of the applicable Foreign Currency, except that with respect to Canadian dollars, euros and Swiss francs, the Principal Financial Center shall be Montréal, Brussels and Zurich, respectively.

Payment of Additional Amounts

All payments of principal and interest by Québec to any holder who, as to Canada or any province, political subdivision or taxing authority therein is a non-resident, will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or charges of whatever nature imposed or levied by or on behalf of the Government of Canada or any province, territory or political subdivision thereof or any authority or agency therein or thereof having power to tax, unless the withholding or deduction of such taxes, duties, assessments or charges is required by law or by the interpretation or administration thereof. In that event, Québec will, subject to its redemption rights pursuant to the Fiscal Agency Agreement and the Global Notes, pay to the holder of the Notes such additional amounts (the “Additional Amounts”) as may be necessary in order that the net amounts receivable by the beneficial holder of the Notes after such withholding or deduction shall equal the respective amounts of principal or interest which would have been receivable in respect of the Global Notes in the absence of such withholding or deduction; except that no such Additional Amount shall be payable with respect to any Global Note: (i) to, or to a third party on behalf of, a holder or a beneficial holder who is liable to such taxes, duties, assessments or charges in respect of such Global Note by reason of that person having some connection with Canada other than the mere holding or use outside Canada, or ownership as a non-resident of Canada, of such Global Note; or (ii) presented for payment more than 30 days after the Relevant Date (as defined below) except to the extent that the holder thereof would have been entitled to such Additional Amounts on presenting the same for payment on or before such thirtieth day. As used herein, “Relevant Date” means: (A) the date on which such payment first becomes due; or (B) if the full amount of the moneys payable has not been received by the fiscal agent on or prior to such date, the date on which, the full amount of such moneys having been so received, notice to that effect is duly given to the holders of the Global Notes in accordance with the notice procedures described under “Notices” below.

Original Issue Discount Note

If this Global Note is designated on the face hereof as an Original Issue Discount Note, then, notwithstanding anything to the contrary contained in this Global Note, upon the redemption, repayment or acceleration of the Stated Maturity of this Global Note there shall be payable, in lieu of the Principal Amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Global Note. The “Amortized Face Amount” shall be the amount equal to (i) the Issue Price (as defined below) of this Global Note, plus (ii) that portion of the difference between the Issue Price and the Principal Amount of this Global Note that has been amortized at the Stated Yield (as defined below) of this Global Note (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the Principal Amount of this Global Note. As used in the previous sentence “Issue Price” means the Principal Amount of this Global Note less the Total Amount of OID of this Global Note specified on the face hereof and the “Stated Yield” of this Global Note means the Yield to Maturity specified on the face hereof (or if not so specified, the Yield to Maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date of this Global Note to the Stated Maturity hereof on the basis of its Issue Price and Principal Amount.

Foreign Currency Note

If this Global Note is a Foreign Currency Note, the principal and premium, if any, and interest and Additional Amounts, if any, on this Global Note are payable by Québec in the Foreign Currency shown on the face hereof. If the box under the heading “Payments of Principal and Premium, if any, and Interest and Additional Amounts, if any” shown on the face hereof marked “U.S. dollars” has been checked, Citibank, N.A., in its capacity as exchange rate agent, or such other person as shall be appointed by Québec (the “Exchange Rate Agent”, which term shall include, unless the context otherwise requires, its successors and assigns), will convert all payments of principal and premium, if any, and interest and Additional Amounts, if any, on this Global Note to U.S. dollars, unless an owner of a beneficial interest in this Global Note elects to receive such payments in the Foreign Currency as described below. Any U.S. dollar amount to be received by a Holder of this Global Note will be based on either a bid quotation that the Exchange Rate Agent or any of its affiliates quotes, which shall be a competitive quotation in the market at that time for such a transaction, or a bid quotation from a leading foreign exchange bank in The City of New York selected by the Exchange Rate Agent, at 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date for purchase by the Exchange Rate Agent of the Foreign Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Foreign Currency due to all Holders of Notes scheduled to receive U.S. dollar payments. All currency exchange risks and costs will be borne by the Holder of this Global Note by deductions from such payments. Notwithstanding the above, the owner of a beneficial interest in this Global Note may elect to receive payment of the principal of and premium, if any, and interest and Additional Amounts, if any, on this Global Note in the Foreign Currency by transmitting a written request for such payment (and designating at the same time the appropriate bank account to which the payment will be made) to the participant through which its interest is held on or prior to the applicable Record Date or at least fifteen days prior to the applicable Maturity Date, as the case may

be. Such participant must notify the Depositary of such election and designated bank account on or prior to the third Business Days after the applicable Record Date or at least ten days prior to the applicable Maturity Date, as the case may be. Such Depositary must notify the Fiscal Agent of such election and designated bank account on or prior to the fifth Business Day after the applicable Record Date or at least ten days prior to the applicable Maturity Date, as the case may be. Such request may be mailed or hand delivered or sent by facsimile transmission. The owner of a beneficial interest in this Global Note may elect to receive payment in the Foreign Currency for all principal, premium and interest and Additional Amounts payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Fiscal Agent, but written notice of any such revocation must be received by the Fiscal Agent on or prior to the applicable Record Date or at least sixteen days prior to the applicable Maturity Date, as the case may be.

If the box under the heading “Payments of Principal and Premium, if any, and Interest and Additional Amounts, if any” shown on the face hereof marked “Foreign Currency” has been checked, payment of principal and premium, if any, and interest and Additional Amounts, if any, will be made in the Foreign Currency and an owner of a beneficial interest in this Global Note will not have the option to elect payment in U.S. dollars.

If the Foreign Currency is not available for the payment of principal and premium, if any, and interest and Additional Amounts, if any, with respect to this Global Note due to the imposition of exchange controls or other circumstances beyond the control of Québec, Québec will be entitled to satisfy its obligations to the Holder of this Global Note by making such payment in U.S. dollars (i) on the basis of the Market Exchange Rate (as defined below) on the date of the payment, or (ii) if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate, or (iii) as the case may be, as otherwise specified in “Other Provisions” on the face hereof.

The Fiscal Agent will, subject to applicable laws and regulations, make all payments in the Foreign Currency with respect to this Global Note by wire transfers to the appropriate bank accounts of which DTC or any other depositary through which this Global Note is held, as the case may be, notifies the Fiscal Agent which shall be, where such payment is made as a result of an election by an owner of a beneficial interest in this Global Note as provided above, the accounts designated as provided above.

In order for any Holder of this Global Note entitled to receive payments of principal and premium, if any, and interest and Additional Amounts, if any, in the Foreign Currency to receive such payments by wire transfer, such Holder shall designate an appropriate bank account. Such designation shall be made by filing the appropriate information with the Fiscal Agent at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least sixteen days prior to the applicable Maturity Date, as the case may be. The Fiscal Agent will, subject to applicable laws and regulations and until it receives notice to the contrary, make such payment and all succeeding payments to such Holder by wire transfer to the designated account. If a payment cannot be made by wire transfer because the required information has not been received by the Fiscal Agent on or before the requisite date, a notice will be mailed to the Holder of this Global Note at its registered address requesting such information and until such information has been received, no additional interest will accrue.

Québec will pay all administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon such payments will be borne by the Holder of this Global Note.

The “Market Exchange Rate” with respect to any Foreign Currency shall be the noon dollar buying rate in The City of New York for cable transfers for such Foreign Currency as certified for customs purposes by the Federal Reserve Bank of New York.

Redemption at the Option of Québec

If one or more Redemption Dates (or ranges of such dates) is specified on the face hereof, this Global Note is subject to redemption upon not less than thirty days’ and not more than sixty days’ prior notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of Québec, at the Redemption Price (as defined below) together with accrued interest to the Redemption Date; but any interest payment due on an Interest Payment Date falling on or prior to the Redemption Date will be payable to the

Holder hereof (or one or more predecessor Notes) of record at the close of business on the Record Date pertaining to such Interest Payment Date. If applicable, the “Redemption Price” for any such redemption shall be equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction specified on the face hereof, if applicable) multiplied by the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed.

Notice of redemption having been given as aforesaid, this Global Note (or the portion of the Principal Amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless Québec shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

In the case of any partial redemption at the election of Québec of Notes, the Notes of a particular tenor to be redeemed shall be selected by the Fiscal Agent not more than sixty days prior to the Redemption Date by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions of the Principal Amount of Notes. In the event of any redemption of this Global Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Notes of this series.

Repayment at the Option of Holder

If one or more Optional Repayment Dates (or ranges of such dates) is specified on the face hereof, this Global Note is subject to repayment on any such date (or during any such range) or, if such date is not a Business Day, on the first Business Day following such date, as a whole or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of the Holder hereof at the Repayment Price (as defined below) together with accrued interest thereon to the Optional Repayment Date, but any interest payment due on an Interest Payment Date falling on or prior to the Optional Repayment Date will be payable to the Holder hereof of record at the close of business on the Record Date pertaining to such Interest Payment Date. Such election shall be effected by the Holder hereof delivering to Québec at the corporate trust office of the Fiscal Agent in The City of New York not less than thirty nor more than sixty days prior to the date on which this Global Note is to be repaid, or during such other notice period specified on the face hereof, a notice requesting such repayment in the form prescribed below and specifying the date upon which this Global Note is to be repaid. Any notice given by a Holder pursuant to this paragraph shall consist of this Global Note with the form entitled “Option to Elect Repayment” set forth of the end of this Global Note duly completed. Exercise of the repayment option by the Holder hereof will be irrevocable. Unless otherwise specified on the face hereof, the “Repayment Price” for any such repayment shall be 100% of the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be repaid.

Status of the Notes

The Notes shall rank equally among themselves and with the other debt securities of Québec outstanding on the date of this Global Note or issued hereafter.

Form, Denomination and Registration

The Notes are fully registered, without coupons, in authorized denominations of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof, or, in the case of Notes denominated in a Foreign Currency, the equivalent in the Foreign Currency (rounded to an integral multiple of 1,000 units of such Foreign Currency) or such larger amount of such Foreign Currency as may be specified on the face hereof. The Fiscal Agent has been appointed registrar for the Notes, and Québec will cause the Fiscal Agent to maintain at its corporate trust office in The City of New York a Note Register for the registration and transfer of Notes.

This Note is a Global Note registered in the name of a nominee of the Depositary. This Global Note is exchangeable for certificated Notes in definitive form (“Certificated Notes”) registered in the name of a person other than the Depositary or its nominee only in the limited circumstances hereinafter described. Unless and until it is exchanged in whole or in part for Certificated Notes, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or the nominee of the Depositary to a successor of the Depositary or a nominee of such successor.

The Notes represented by this Global Note are exchangeable for Certificated Notes of like tenor as such Notes in denominations of U.S.$1,000 and integral multiples thereof only (i) if the Depositary notifies Québec that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by Québec within 90 days after receiving the notice or becoming aware that the Depositary is no longer registered as the Depositary, or (ii) if Québec executes and delivers to the Fiscal Agent a written notice that all Global Notes representing Notes shall be exchangeable, or (iii) upon request to the Fiscal Agent by the Depositary, acting on direct or indirect instructions of a Holder or any owner of a beneficial interest in this Global Note, after an event of default entitling the Holders to accelerate the Stated Maturity of the Notes represented by this Global Note has occurred and is continuing, provided that if the Depositary is unwilling or does not promptly make such request to the Fiscal Agent, then any owner of a beneficial interest in this Global Note shall be entitled to make such request with respect to such interest. If the exchange is made pursuant to clause (iii), then the Notes represented by this Global Note may be exchangeable for Certificated Notes in whole or in part. If the Notes represented by this Global Note become exchangeable as provided above, Québec shall issue or cause to be issued Certificated Notes upon registration of transfer of, or in exchange for, Notes represented by this Global Note. Such Certificated Notes shall be registered in such names as the Depositary shall direct. All such exchanges will be free of charge, but Québec may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. The date of registration of any Certificated Note delivered upon any exchange or transfer of a Global Note shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Global Notes for a period of fifteen days preceding any Interest Payment Date.

In respect of any such issuance of Certificated Notes, (i) Québec shall promptly provide the Fiscal Agent with a sufficient number of Certificated Notes in blank form to proceed with such issuance, (ii) the Depositary shall cause this Global Note to be delivered to the Fiscal Agent and provide the Fiscal Agent with the necessary registration information for such Certificated Notes, (iii) the Fiscal Agent shall authenticate and deliver such Certificated Notes in an aggregate principal amount equal to the principal amount of this Global Note to be exchanged for such Certificated Notes, (iv) the Fiscal Agent shall cancel this Global Note and, in the case of a partial exchange, issue and deliver to or to the order of the Depositary a new Global Note in an aggregate principal amount equal to the unexchanged portion of this Global Note and (v) the Fiscal Agent shall reduce accordingly the holdings of the Holder on the Register. The Fiscal Agent shall have at least 30 days from the date of its receipt of Certificated Notes and registration information to authenticate and deliver such Certificated Notes. Such Certificated Notes shall be registered in such names and in such denominations as DTC, pursuant to instructions from its direct or indirect participants, shall direct and shall be delivered as directed by the persons in whose names such Certificated Notes are to be registered. All Notes represented by Certificated Notes issued upon any such issuance in exchange for the Notes represented by this Global Note shall be valid obligations of Québec and shall be entitled to the same benefits under the Fiscal Agency Agreement as the Global Notes.

Québec expressly acknowledges that if Certificated Notes are not promptly issued to an owner of a beneficial interest in a Global Note as contemplated herein, then such owner of a beneficial interest shall be entitled to pursue any remedy under the Fiscal Agency Agreement, the Note or applicable law with respect to the portion of this Global Note that represents such owner’s interest as if such Certificated Notes had been issued.

In the event of any redemption of Notes represented by this Global Note at the election of Québec, the Fiscal Agent shall not be required to (i) issue, register the transfer of or exchange Global Notes of like tenor during a period beginning at the opening of business fifteen days before any selection of such Notes to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange this Global Note, or, except in the case of a partial redemption, the unredeemed portion of this Global Note. Following the exercise of any repayment option by the Holder hereof, the Fiscal Agent shall not be required to issue, register the transfer of or exchange that portion of this Global Note with respect to which such option has been exercised.

Subject to the foregoing, this Global Note is not exchangeable, except for a Global Note or Global Notes in an equal aggregate Principal Amount to be registered in the name of the Depositary or its nominee.

Events of Default

In the event that (i) Québec shall default in the payment of principal of or premium or interest or Additional Amounts on this Global Note as and when the same shall be due and payable, and such default shall continue for a period of 45 days, or (ii) default shall be made in the due performance or observance by Québec of any covenant or agreement contained in the Global Notes, other than the payment of principal, premium or interest or Additional Amounts, or in the Fiscal Agency Agreement, and such default shall continue for a period of 60 days, or (iii) Québec shall default in the payment of any principal of or premium or interest or Additional Amounts on any indebtedness (direct or under a guarantee) for borrowed money, other than the Global Notes, as and when the same shall be due and payable, and such default shall continue for a period of 45 days, provided that the foregoing shall not be taken into account so long as the aggregate principal amount of all such indebtedness (direct or under a guarantee) for borrowed money with respect to which the foregoing has occurred does not exceed U.S.$50,000,000 (or its equivalent in other currencies), then at any time thereafter and during the continuance of such default the Holder of this Global Note (or its proxy) may deliver or cause to be delivered to Québec (with a copy to the Fiscal Agent) a written notice that such Holder elects to declare the principal of the Note or Notes held by him (the serial number or numbers of the Global Note representing such Notes and the Principal Amount of the Notes owned by him and the subject of such declaration being set forth in such notice) to be due and payable and, in the cases falling within either (i) or (iii) above, on the 15th day after delivery of such notice, or, in the cases falling within (ii) above, on the 30th day after delivery of such notice, the principal of the Note or Notes referred to in such notice plus any premium and accrued interest and Additional Amounts thereon shall become due and payable at the places for payment herein specified, unless prior to that time all such defaults theretofore existing shall have been cured.

Modification

The Fiscal Agency Agreement contains provisions with respect to modifying or amending said Agreement either without notice to, or the consent of, the holder of any Note or with the approval of the holders of Notes.

Future Holders

Any action by the Holder of this Global Note shall bind all future Holders of this Global Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by Québec or by the Fiscal Agent in pursuance of such action.

Notices

All notices to the Holders of Global Notes will be given in writing mailed, first-class postage prepaid, to each Holder at each Holder’s address as it appears in the Note Register. Any such notice shall be deemed to have been given on the date of such mailing.

However, when Certificated Notes are outstanding, all notices to the Holders of Notes will be published in English in New York, New York in The Wall Street Journal and in Toronto, Ontario in The Globe & Mail and in French in Montréal, Québec in La Presse. If at any time publication in any such newspaper is not practicable, notices will be valid if published in an English language newspaper, or, if in Québec, a French language newspaper, with general circulation in the respective market regions as Québec, with the approval of the Fiscal Agent, shall determine. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made.

Office or Agency of Québec

So long as this Global Note shall be outstanding, Québec will maintain an office or agency for the payment of the principal of and premium, if any, and interest and Additional Amounts, if any, on this Global Note as herein provided in The City of New York, and an office or agency in The City of New York for the registration, transfer and exchange as aforesaid of the Notes. Québec may designate other agencies for the payment of said principal and premium, if any, and interest, and Additional Amounts, if any, at such place or places (subject to applicable laws and regulations) as Québec may decide. So long as there shall be a Fiscal Agent, Québec shall keep the Fiscal Agent advised of the names and locations of such agencies, if any are so designated.

No recourse under or upon any covenant contained in this Global Note or because of the creation of the indebtedness represented hereby shall be had against any official or other representative, past, present or future, as such, of Québec whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Global Note is solely the obligation of Québec and that no personal liability whatever shall attach to or be incurred by any such officials or other representatives, as such, because of the execution of this Global Note.

Prescription

Under current Québec law, an action to enforce a right to payment under the Notes may be prescribed if it is not brought within three years of the date the payment is due.

Governing Law

The Notes shall be construed in accordance and governed by the laws of Québec and the laws of Canada applicable therein.

Québec irrevocably consents to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making, enforcement or execution against any property of any order or judgment) made or given in connection with any proceedings arising out of or in connection with the Fiscal Agency Agreement and the Notes.

U.S. Dollars

Reference in this Global Note to “U.S. dollars” is to the currency of the United States of America.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs Québec to repay the within Global Note (or portion thereof specified below) pursuant to its terms at the Repayment Price, to the undersigned at:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE UNDERSIGNED)

If less than the entire Principal Amount of the within Global Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:                                                                                                                         ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Global Note not being repaid (in the absence of any such specification, one such Global Note will be issued for the portion not being repaid):                                                                                                                                   .

Dated:

NOTICE: This signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

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